LA1:901846.8


  GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
                   Depositor



               GOTTSCHALKS INC.
                   Servicer

                      and

             BANKERS TRUST COMPANY
                    Trustee


           SERIES 2000-1 SUPPLEMENT

         Dated as of November 16, 2000

                      To

        POOLING AND SERVICING AGREEMENT

           Dated as of March 1, 1999



     GOTTSCHALKS CREDIT CARD MASTER TRUST







               TABLE OF CONTENTS


                   ARTICLE I

  CREATION OF THE SERIES 2000-1 CERTIFICATES

Section 1.1. Designation......................................... 1

                  ARTICLE II

                  DEFINITIONS

Section 2.1. Definitions......................................... 1

                  ARTICLE III

                 SERVICING FEE

Section 3.1. Servicing Compensation............................. 16

                  ARTICLE IV

  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
        AND APPLICATION OF COLLECTIONS

Section 4.1. Allocations........................................ 16
Section 4.2  Distributions...................................... 22
Section 4.3. Determination of VBC Monthly Interest,
             Commitment Fees and Breakage Fees...................25
Section 4.4. VBC Investor Charge-Offs........................... 26
Section 4.5. Trustee Expenses Associated with Servicing
             Assumption..........................................27
Section 4.6. Blocked Periods.................................... 27

                   ARTICLE V



             DISTRIBUTIONS AND REPORTS

Section 5.1. Distributions...................................... 27
Section 5.2. Other Notices to Holders........................... 27

                  ARTICLE VI

      THE VARIABLE BASE CERTIFICATES AND
           EXCHANGEABLE CERTIFICATE

Section 6.1. Initial Issuance of Variable Base
             Certificates, Increases and Decreases
             of VBC Invested Amount..............................28
Section 6.2. Extension and Repurchase of Variable
             Base Certificates...................................38
Section 6.3. Transfer Restrictions.............................. 39
Section 6.4. The Exchangeable Certificate....................... 43

                  ARTICLE VII

 EARLY AMORTIZATION EVENTS; SERVICER DEFAULTS;
              MERGER OF SERVICER

Section 7.1. Additional Early Amortization Events............... 43
Section 7.2. Waiver............................................. 45
Section 7.3. Additional Servicer Defaults....................... 45
Section 7.4. Merger or Consolidation of, or Assumption
             of, the Obligations of the Servicer................ 46

                 ARTICLE VIII

              OPTIONAL REPURCHASE

Section 8.1. Optional Repurchase................................ 46

                  ARTICLE IX

              FINAL DISTRIBUTIONS

Section 9.1. Final Distributions................................ 47

                  ARTICLE X



             MISCELLANEOUS PROVISIONS

Section 10.1. Ratification of Agreement......................... 48
Section 10.2. Counterparts...................................... 48
Section 10.3. Governing Law..................................... 48
Section 10.4. Rating Agency Notice.............................. 48

                  EXHIBITS

EXHIBIT A Form of Variable Base Certificate
EXHIBIT B Form of Distribution Date Statement
EXHIBIT C Form of Rule 144A Transferee
          Certificate
EXHIBIT D Form of Non Rule 144A Representation
          Letter
EXHIBIT E Form of Request for Increase
EXHIBIT F Form  of  Notice of  Discretionary
          Prepayment


SCHEDULE

SCHEDULE 1  Account Details


          SERIES 2000-1 SUPPLEMENT dated as of
November  16,  2000 (the "Series Supplement"),
among     GOTTSCHALKS    CREDIT    RECEIVABLES
CORPORATION,   a   Delaware  corporation,   as
Depositor,   GOTTSCHALKS  INC.,   a   Delaware
corporation,  as Servicer, and  BANKERS  TRUST
COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee.


                   RECITALS

          Section  6.03  of  the  Pooling  and
Servicing  Agreement, dated  as  of  March  1,
1999,  among  the Depositor, the Servicer  and
the  Trustee (as the same has been amended and
supplemented through the date hereof,  and  as
the  same may be further amended, supplemented
or  otherwise modified from time  to  time  in
accordance  with its terms, the  "Agreement"),
provides,   among  other  things,   that   the
Depositor  may  from time to time  direct  the
Trustee to authenticate and deliver, on behalf
of  the  Trust,  one  or more  new  Series  of
Investor  Certificates representing fractional
undivided  interests  in  the  Trust  and   in
connection  therewith  to  enter  into  Series
Supplements with the Servicer and the  Trustee
to  provide  for  the issuance, authentication
and  delivery  of  a  new Series  of  Investor
Certificates  and  to  specify  the  Principal
Terms   thereof.   Pursuant  to  this   Series
Supplement, the Depositor and the Trustee on behalf of the Trust shall hereby create a new
Series of Investor Certificates and specify the Principal Terms thereof.

          Article I


  Creation of the Series 2000-1 Certificates

          Section 1.1.   Designation.  There is hereby
created  a Series of Investor Certificates  to
be  issued pursuant to the Agreement and  this
Series   Supplement  to  be   known   as   the
"Gottschalks Credit Card Master Trust,  Series
2000-1   Certificates".   The  Series   2000-1
Certificates   will   be   issued    in    one
certificated Class, which shall  be  known  as
the  "Variable  Base Credit Card Certificates,
Series    2000-1"    (the    "Variable    Base
Certificates"). In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                  Article II

                  Definitions

          Section 2.1.   Definitions.  (a)  Whenever
used in this Series Supplement, the following words and phrases shall have the following meanings.

          "Adjusted Invested Amount" means,
for Series 2000-1 as of any date of
determination, the following:

          (i)  for purposes of calculating the
               Series     2000-1    Allocation
               Percentage   with  respect   to
               allocations  of Finance  Charge
               Collections, the sum of (a) the
               VBC  Invested Amount as of such
               date,  plus (b) 10.50%  of  the
               VBC  Invested Amount as of such
               date, plus (c) the VBC Notional
               Amount as of such date;

          (ii) for purposes of calculating the
               Series     2000-1    Allocation
               Percentage   with  respect   to
               allocations of Default Amounts,
               the sum of (a) the VBC Invested
               Amount  as  of such date,  plus
               (b)  10.50% of the VBC Invested
               Amount as of such date;

          (iii)for    purposes     of
               calculating  the Series  2000-1
               Allocation   Percentage    with
               respect   to   allocations   of
               Principal Collections:

               (a)  if  no  Early Amortization
                    Event  has  occurred,   on
                    each  date on or prior  to
                    the  last day of the  last
                    Collection   Period   that
                    commences during a  period
                    that   is   a   Commitment
                    Period for all outstanding
                    Variable              Base
                    Certificates, the  sum  of
                    (1)   the   VBC   Invested
                    Amount  as  of such  date,
                    plus (2) 10.50% of the VBC
                    Invested Amount as of such
                    date;

               (b)  if  no  Early Amortization
                    Event  has  occurred,   on
                    each    date   during    a
                    Collection   Period   that
                    commences during a  period
                    that   is   a   Commitment
                    Period  for some, but  not
                    all,  outstanding Variable
                    Base  Certificates (giving
                    effect to any extensions),
                    the sum of (1) the sum  of
                    the  portions of  the  VBC
                    Invested  Amount allocable
                    to    each    non-extended
                    Variable  Base Certificate
                    as  of  the close  of  the
                    last   day  of  the   last
                    Collection   Period   that
                    commenced    during    the
                    related Commitment Period,
                    plus  (2) the sum  of  the
                    portions   of   the    VBC
                    Invested  Amount  on  such
                    current date allocable  to
                    each   extended   Variable
                    Base  Certificate  as   of
                    such date, plus (3) 10.50%
                    of the VBC Invested Amount
                    as of such date;

               (c)  if  no  Early Amortization
                    Event  has  occurred,   on
                    each    date   during    a
                    Collection   Period   that
                    commences during a  period
                    that  is  not a Commitment
                    Period  for  any  Variable
                    Base  Certificates (giving
                    effect to any extensions),
                    the sum of (1) the sum  of
                    the  portions of  the  VBC
                    Invested  Amount allocable
                    to     each    outstanding
                    Variable  Base Certificate
                    as  of  the close  of  the
                    last   day  of  the   last
                    Collection   Period   that
                    commenced    during    the
                    related Commitment Period,
                    plus (2) 10.50% of the VBC
                    Invested Amount as of  the
                    close  of the last day  of
                    the last Collection Period
                    that commenced during  the
                    last Commitment Period  to
                    expire; and

               (d)  if  an  Early Amortization
                    Event  has occurred,  then
                    on  each  date thereafter,
                    the  sum  of (1)  the  VBC
                    Invested Amount as the day
                    on    which   such   Early
                    Amortization Event occurs,
                    plus (2) 10.50% of the VBC
                    Invested Amount as of  the
                    day  on  which such  Early
                    Amortization Event occurs.

          "Administrative   Fee"   means   the
$2,000   fee   payable  to   the   Certificate
Administrator    in    connection    with    a
Discretionary  Prepayment (provided  that  the
Administrative Fee is payable only if the Discretionary Prepayment is made on a day that is not a Draw Date).

          "Allocation Day" means each day
during a Collection Period that Gottschalks is open for business (which currently excludes only Easter, Thanksgiving and Christmas);
provided that Gottschalks will immediately notify the Trustee and each Certificateholder in writing of any change with respect to the days on which Gottschalks is open for business.

          "Anniversary  Month"   means,   with
respect to any date of determination, the calendar month of the prior calendar year corresponding to the calendar month in which such date of determination occurs.

          "Authorized Officer" means (a) as to
the  Depositor, any of the President, the Vice
President,  the  Secretary  or  any  Assistant
Secretary and (b) as to the Servicer,  any  of
the  President,  the  Vice  President  or  any
Assistant  Secretary,  whose  signatures   and
incumbency shall have been certified  in  such
certificates  as  may  be  delivered  by   the
Depositor  or the Servicer to the Trustee,  as
the  case  may be, from time to time  as  duly
authorized   to   execute  and   deliver   the
applicable instruments, certificates, notices and other documents in connection herewith on behalf of the Depositor or Servicer and to take, from time to time, all other actions on behalf of the Depositor and the Servicer in connection therewith.

          "Base Rate" means the Prime Rate.

          "Breakage Fee" means the fee payable
with respect to any repayment of principal  on
a Variable Base Certificate that occurs on any
day other than a Draw Date (in addition to the
payment  of  all  interest  that  has  accrued
through  such  date  at  the  applicable   VBC
Interest Rate on the principal amount so repaid) in an amount equal to the amount of interest that (but for the repayment of such repaid principal amount) would have accrued on an "actual/360" basis on the portion of such principal amount so prepaid, for the period commencing on the date of such repayment to, but excluding, the next Distribution Date, at a rate equal to the excess, if any, of (1) the VBC Interest Rate in effect for the Interest
Period during which such repayment occurs over
(2) one-month LIBOR determined as specified herein (or, if one-month LIBOR cannot be determined as described herein, the applicable
Base Rate) in effect for such Interest Period.

          "Capitalized Interest Account" shall
have  the meaning specified in Section  6.1(e)
hereof.   Deposits  into and withdrawals  from
the Capitalized Interest Account shall be made in accordance with the provisions of Section
6.1(e) hereof.

          "Carryover Commitment, Breakage  and
Administrative    Fees"   means,    for    any
Distribution Date, an amount equal to the  sum
of   (a)  the  amount  of  any  Breakage  Fees
previously  due  but  not distributed  on  the
Variable  Base Certificates on or  before  the
immediately prior Distribution Date plus,  (b)
the   amount  of  any  Commitment   Fees   and
Administrative  Fees previously  due  but  not
distributed  to the Certificate  Administrator
plus,   (c)  to  the  extent  permitted  under
applicable law, unpaid interest on the amount described in clauses (a) and (b) accrued during or prior to the related Interest Period at the applicable VBC Interest Rate plus 0.50% per annum.

          "Carryover Interest" means, for  any
Distribution Date, an amount equal to the  sum
of  (i) the amount of any VBC Monthly Interest
previously  due  but  not distributed  on  the
Variable  Base Certificates on or  before  the
prior Distribution Date, together with (ii) to
the  extent  permitted under  applicable  law,
unpaid   interest  accrued   on   the   amount
described in clause (i) during or prior to the related Interest Period at the applicable VBC
Interest Rate plus 0.50% per annum.

          "Certificate  Administrator"   means
Warehouse  Line Advisors, Inc.  or  any  other
Person appointed as such by the VBC Holders representing more than 50% of the VBC Invested
Amount.

          "Certificate   Purchase   Agreement"
means   that   certain  Certificate   Purchase
Agreement  by and between the VBC  Holder  and
the Depositor which will govern the manner  in
which   the  VBC  Holder  will  purchase   the
Variable Base Certificate from the Depositor.

          "Certificates" means the Series 1999-
1   Fixed  Base  Certificates,  Series  1999-1
Subordinated   Certificates,   Variable   Base
Certificates or Exchangeable Certificates, or all of them collectively, as indicated by the context.

          "Certificate  Register"  shall  have
the meaning assigned in Section 6.1(b)(i) hereof.

          "Closing  Date" means  November  16,
2000.

          "Commitment  Fee"  means  0.25%  per
annum on the average daily VBC Unfunded Amount during the related Interest Period, or portion thereof, that is during the Commitment Period for any Variable Base Certificates payable to the Certificate Administrator.

          "Commitment   Period"  means,   with
respect to any Variable Base Certificate,  the
period  commencing  on the  Closing  Date  and
ending  on the earliest to occur of:  (i)  the
last  day  of  the Revolving Period  and  (ii)
October  31, 2001; provided that, at least  90
days  prior  to  the  end  of  any  Commitment
Period,  the Trust and the related VBC  Holder
may  agree  to  extend the  Commitment  Period
applicable  to such Variable Base  Certificate
as  described  herein for up to an  additional
364  days  (but not beyond July 31, 2003),  in
which case, the related Commitment Period will
end  on the last day of the related Commitment
Period  as so extended.  A VBC Holder will  be
required  to  advance  funds  in  response  to
requests   for   drawings  only   during   the
Commitment  Period applicable to its  Variable
Base Certificate(s) and only if all conditions precedent to such drawings are satisfied as of the respective dates on which such advances are to be made.

          "Commitment   Termination   Payment"
means,  with respect to any Distribution  Date
relating to a Collection Period that commences
during  the  Revolving Period, the payment  of
principal to VBC Holders holding Variable Base
Certificates   as   to   which   the   related
Commitment  Period  terminated  prior  to  the
commencement of the related Collection Period,
pursuant  to Section 4.2(a)(i) hereof,  in  an
aggregate amount calculated as the sum of  the
amounts  equal to, with respect to  each  such
Variable Base Certificate, the lesser  of  (1)
the related Controlled Amortization Amount and
(2)  the  portion  of  the related  Cumulative
Controlled  Amortization  Amount  not  already
funded  through one or more distributions,  in
respect  of  such  Variable  Base  Certificate
following  the  end of such Commitment  Period
and  prior to such current Distribution  Date,
of    Mandatory   Prepayments,   Discretionary
Prepayments    and   Commitment    Termination
Payments.

          "Controlled   Amortization   Amount"
means,  for any Variable Base Certificate  and
any  Distribution  Date,  either  (a)  if  the
Controlled Amortization Period commences on or
prior  to  August 1, 2003, or  the  Commitment
Period  for  such  Variable  Base  Certificate
(giving   effect  to  any  extension  thereto)
terminates on or prior to July 31, 2003, 1/6th
of  the  portion of the VBC Principal  Balance
allocable thereto as of the close of the  last
day   of  the  last  Collection  Period   that
commenced  during  the Commitment  Period  for
such Variable Base Certificate, or (b) if  the
Controlled   Amortization  Period   for   such
Variable Base Certificate commences on  August
1,  2003,  or the Commitment Period  for  such
Variable  Base Certificate (giving  effect  to
any  extension thereto) terminates on July 31,
2003,  1/12th  of  the  portion  of  the   VBC
Principal Balance allocable thereto as of the close of the last day of the last Collection
Period  that  commenced during the  Commitment
Period for such Variable Base Certificate.

          "Controlled    Amortization    Date"
means, November 1, 2001, unless the Commitment
Period  for  any Variable Base Certificate  is
extended, in which case it means the first day
of  the  calendar  month  following  the  last
calendar  month  that  commences  during   the
related   extended  or  reextended  Commitment
Period.

          "Controlled   Amortization   Period"
means,  unless  an  Early Amortization  Period
shall  have commenced prior to such date,  the
period scheduled to begin on November 1,  2001
(or,  if  the Revolving Period is extended  or
reextended,  November 1 of the  calendar  year
following such extension, or August 1, 2003 if
such  extension  is through  the  end  of  the
Series  1999-1 Revolving Period),  and  ending
upon the earliest of (a) the occurrence of  an
Early  Amortization Event,  (b)  the  date  on
which  the  VBC Principal Balance  shall  have
been  reduced to zero and (c) the Distribution
Date  in May 2002, or, if the Revolving Period
is  extended  or reextended, the  Distribution
Date  in  May  of the calendar year  following
such  extension, or, if extended  through  the
scheduled   end  of  Series  1999-1  Revolving
Period, the Distribution Date in August 2004.

          "Cumulative  Controlled Amortization
Amount"   means,   for   any   Variable   Base
Certificate and any Distribution Date, the sum of the Controlled Amortization Amounts due with respect to such Variable Base Certificate on each Distribution Date to and including such Distribution Date.

          "Default  Amount"  means,  (i)  with
respect   to  any  Allocation  Day  during   a
Collection  Period,  the aggregate  amount  of
Receivables  recognized  by  the  Servicer  as
becoming   Defaulted  Receivables  since   the
beginning of the preceding Allocation Day  but
prior   to   the  beginning  of  the   current
Allocation Day, and (ii) with respect to any Distribution Date or Collection Period, an amount equal to the aggregate of the Default
Amounts recognized by the Servicer on each Allocation Day during the related (or, as applicable, such) Collection Period.

          "Default Rate" with respect  to  any
Collection   Period,  means   the   annualized
percentage  equivalent  of  a  fraction,   the
numerator of which is the Default Amount for such month and the denominator of which is the Pool Balance as of the first day of such month.

          "Delinquency Rate" with  respect  to
any Collection Period, means the percentage equivalent of a fraction, the numerator of which is the aggregate of the balances of Eligible Receivables that are 60 or more days
Contractually Delinquent as of the last day of such month, and the denominator of which is the Pool Balance as of the last day of such month.

          "Depositor" means Gottschalks Credit
Receivables Corporation, and its successors in interest to the extent permitted hereunder.

          "Discretionary  Prepayment"   means,
with respect to any Distribution Date or other
Business   Day  specified  in  the  applicable
Notice  of Discretionary Prepayment as of  the
date of distribution thereof, the distribution
of  funds  available for such a  Discretionary
Prepayment,   pursuant   to   the   applicable
provisions of Section 4.2 or Section 6.1(c) hereof as a payment of principal to the VBC
Holders, in the aggregate amount specified in such notice.

          "Discretionary  Prepayment  Account"
shall  have  the meaning specified in  Section
6.1(f)  hereof.  Deposits into and withdrawals
from   the  Discretionary  Prepayment  Account
shall   be   made  in  accordance   with   the
provisions of Section 6.1(f) hereof.

          "Distribution   Date"   means    the
fifteenth day of each month (or, if such day is not a Business Day, the next succeeding
Business Day), commencing December 15, 2000.

          "Downgrade Period" means the  period
from and after the date as of which the Rating
Agency shall have reduced its rating of the Variable Base Certificates to below A- or withdrawn its rating thereof, to the date on which the Rating Agency shall maintain a rating of the Variable Base Certificates of A-or above.

          "Draw  Account"  means  the  account
created and maintained as such by the Trustee pursuant to Section 6.1(d) hereof.

          "Draw  Date"  means  the  date  upon
which   any  Increase  is  to  be  funded   as
specified in the related Request for Increase delivered pursuant to Section 6.1, which date
(except for the initial Draw Date, which will be on November 17, 2000) must be either the fifteenth day of a calendar month (of if such fifteenth day is not a Business Day, the next succeeding Business Day) or the last Business
Day of a calendar month, and in either case must occur during a Commitment Period.

          "Drawing  Fee" means the $2,000  fee
payable to the Certificate Administrator on the Draw Date in connection with any Increase in the VBC Invested Amount made pursuant to
Section 6.1(b) hereof.

          "Early Amortization Event" means any
Early  Amortization Event specified in Section
9.01 of the Agreement, together with any additional Early Amortization Event specified in Section 7.1 hereof.

          "Early  Amortization  Period"  means
the period following the occurrence of an Early Amortization Event.

          "Eligible   Past  Due   Receivables"
means any Receivable that is 120 or more  days
Contractually  Delinquent  but  has  not  been
classified  as  a  Defaulted  Receivable  such
that,  but for the operation of clause (h)  of
the  definition of "Eligible Receivables,"  it
would    be   classified   as   an   "Eligible
Receivable."

          "Excess Spread" with respect to  any
Distribution Date or related Collection Period
means the annualized percentage equivalent  of
a  fraction,  (a) the numerator  of  which  is
Investor  Finance Charge Collections allocated
during  the related (or, as applicable,  such)
Collection  Period  less  (i)  the  amount  of
accrued   Monthly  Servicing  Fees  for   such
Collection  Period, (ii) interest,  Commitment
Fees and Breakage Fees accrued during the related Collection Period and (iii) the sum of the Investor Default Amounts allocated during the related Collection Period, and (b) the denominator of which is the average for the related Collection Period of the Adjusted
Invested Amount applicable for the allocation of Series Principal Collections to Series 2000-
1  for  each day during the related Collection
Period.

          "Exchangeable Amount" means,  as  of
any  date  of  determination, the Exchangeable
Holder's   Interest  as  of   such   date   of
determination.

          "Exchangeable   Holder's   Interest"
means  as  of  any date of determination,  for
purposes  of  making  allocations  of   Series
Finance  Charge Collections, Series  Principal
Collections  or  Series Default  Amounts,  the
difference  (but not less than  zero)  of  the
Series   Pool   Balance  minus  the   Adjusted
Invested  Amount applicable on such  date  for
the    allocation    of    Series    Principal
Collections.

          "Exchangeable  Holder's  Percentage"
as  of  any  date  of determination  and  with
respect  to  the allocation of Series  Finance
Change     Collections,    Series    Principal
Collections or Series Default amounts, as  the
case   maybe,   means  100%  minus   the   VBC
Allocation   Percentage  applicable   to   the
allocation    of    Series   Finance    Change
Collections,  Series Principal Collections  or
Series Default amounts, as the case maybe, as of such date.

          "Expected  Final Distribution  Date"
means the May, 2002 Distribution Date, except that if the Commitment Period for any Variable
Base Certificate is extended or reextended, then for such Variable Base Certificate, the Distribution Date in the month following the last Collection Period of the related extended or reextended Controlled Amortization Period.

          "Gottschalks"   means    Gottschalks
Inc., a Delaware corporation.

          "Increase"  means any increase  (or,
as the context may require, the amount of any increase) in the VBC Invested Amount and VBC
Principal Balance pursuant to Section 6.1(b) hereof.

          "Index Rate" means, for any Interest
Period,  LIBOR calculated as described herein;
provided that if LIBOR cannot be calculated as
described   herein   on  the   related   LIBOR
Determination  Date, then  for  such  Interest
Period, the Index Rate shall be the Base Rate.

          "Initial VBC Invested Amount"  means
$8,000,000, which is the aggregate amount of the advances to be made by VBC Holders as of the Closing Date.

          "Interest   Period"   means,    with
respect  to any Distribution Date, the  period
from and including each Distribution Date (or,
in  the case of the first Interest Period, the
Closing  Date)  to  but  excluding  the   next
following Distribution Date.

          "Investor  Default  Amount"   means,
with  respect  to any day during a  Collection
Period,  the product of (i) the Series Default
Amount   for  such  day  and  (ii)   the   VBC
Allocation   Percentage  applicable   to   the
allocation of Series Default Amounts on such day.

          "Investor  Default Holdback  Amount"
means,  with  respect to  (a)  any  Collection
Period  (other  than  the  initial  Collection
Period),  the  greater  of  (A)  the  Investor
Default Amount which the Servicer reasonably anticipates for such Collection Period or (B) the average of the Investor Default Amounts for each of the twelve consecutive Collection
Periods preceding such Collection Period (or, for the initial twelve Collection Periods, for as many Collection Periods as have occurred since the Closing Date), and (b) the initial
Collection Period, will be $50,000.

          "Investor       Finance       Charge
Collections" means, with respect to any day during a Collection Period, the product of (i) the Series Finance Charge Collections for such day and (ii) the VBC Allocation Percentage applicable to the allocation of Series Finance
Charge Collections on such day.

          "Investor    Investment    Proceeds"
means, with respect to any Distribution  Date,
the   product   of  (i)  the   Series   2000-1
Allocation   Percentage  applicable   to   the
allocation of Finance Charge Collections as of
the  related Determination Date and  (ii)  the
amount   of   interest  and  other  investment
earnings   (net   of  losses  and   investment
expenses)  on  funds held  in  the  Collection
Account credited to the Collection Account as of such Determination Date pursuant to Section
4.02 of the Agreement (to the extent that the Depositor has directed the Trustee to retain such amounts rather than releasing them to the Depositor as permitted by Section 4.02 of the Agreement).

          "Investor   Principal   Collections"
means,  with  respect  to  any  day  during  a
Collection  Period,  the product  of  (i)  the
Series Principal Collections for such day  and
(ii)  the VBC Allocation Percentage applicable
to   the   allocation  of   Series   Principal
Collections on such day.

          "LIBOR" means, with respect  to  any
Interest Period, the rate specified as such on
the  Telerate  Page 3750,  as  of  11:00  a.m.
(London    time)   on   the   related    LIBOR
Determination Date, for one-month deposits  in
United  States dollars, as quoted by Bloomberg
Financial  Commodities News Service; provided,
however,  that  if on such LIBOR Determination
Date  such  quotation does not appear  on  the
Telerate  Page  3750, LIBOR for such  Interest
Period will be either (a) the arithmetic  mean
of  the rates, as requested by the Trustee, at
which  one-month  deposits  in  United  States
dollars  are  offered by the principal  London
office of each of the LIBOR Reference Banks at
approximately 11:00 a.m. (London time) on such
LIBOR Determination Date to prime banks in the
London  interbank market and  in  a  principal
amount  of not less than $10,000,000  that  is
representative  for  a single  transaction  in
such market at such time, if at least two such
quotations are provided, or (b) if fewer  than
two  quotations are provided as  described  in
the  preceding clause (a), the arithmetic mean
of  the  rates, as requested by  the  Trustee,
quoted by three major banks in New York  City,
selected  by  the  Trustee,  at  approximately
11:00  a.m., New York City time, on such LIBOR
Determination  Date, for  one-month  loans  in
United  States  dollars  to  leading  European
banks  and in a principal amount of  not  less
than $10,000,000 that is representative for  a
single  transaction  in such  market  at  such
time;  provided, however, that if  fewer  than
two  such  banks selected by the  Trustee  are
providing  such  quotations,  LIBOR  will   be
deemed  to  not  be calculable on  such  LIBOR
Determination   Date.   Any  arithmetic   mean
calculated for purposes of determining LIBOR will be rounded, if necessary, to the nearest eighth decimal place. All such determinations will be final and not subject to challenge, absent manifest error.

          "LIBOR  Business Day" means any  day
on which banks in both London, England and New
York, New York are open for business.

          "LIBOR  Determination  Date"  means,
for  any  Interest  Period, the  second  LIBOR
Business Day preceding the first day of such Interest Period.

          "LIBOR   Reference   Banks"   means,
initially,  Barclays  Bank  PLC,   The   Chase
Manhattan  Bank, Citibank, N.A.  and  National
Westminster  Bank  PLC.  Each  Reference  Bank
must be a leading bank engaged in transactions
in  Eurodollar  deposits in the  international
Eurocurrency   market   and   must   have   an
established place of business in  London.   If
any such bank fails to meet the qualifications
of   a   Reference  Bank,  the  Trustee   will
designate  (by written notice to the  Servicer
and   the   Holders  of  the   Variable   Base
Certificates)   one   or   more    alternative
Reference    Banks   meeting   the   foregoing
criteria.

          "Mandatory  Prepayment" means,  with
respect   to   any  Distribution   Date,   the
distribution,  if any, of funds available  for
such  a Mandatory Prepayment, pursuant to  the
applicable  provisions of Section 4.2  hereof,
as  a  payment of principal to the VBC Holders
in an aggregate amount equal to the excess, if
any,   of   the   Adjusted   Invested   Amount
applicable  for  the  allocation   of   Series
Principal Collections on such date over the Series Pool Balance on such date.

          "Monthly  Payment Rate" means,  with
respect   to   any  Collection   Period,   the
percentage  equivalent  of  a  fraction,   the
numerator of which is the aggregate amount  of
all   Collections  in  respect   of   Eligible
Receivables received during such month, and the denominator of which is the Pool Balance as of the first day of such month.

          "Monthly Servicing Fee" means,  with
respect  to any Distribution Date,  an  amount
equal  to the product of one-twelfth of  3.00%
per  annum and the average daily VBC  Invested
Amount during the related Collection Period.

          "Notice of Discretionary Prepayment"
has the meaning assigned in Section 6.1.

          "Officer's  Certificate"   means   a
certificate signed by an Authorized Officer of the Depositor or the Servicer, as the case may be.

          "Optional  Purchase  Price"   means,
with  respect to any Distribution Date,  after
giving    effect   to   any    deposits    and
distributions  otherwise to be  made  on  such
Distribution  Date, the sum  of  (a)  the  VBC
Invested  Amount  on  such Distribution  Date,
plus   (b)  accrued  and  unpaid  VBC  Monthly
Interest  (including  any Carryover  Interest)
and any accrued and unpaid Commitment Fees and
Breakage   Fees   (including   any   Carryover
Commitment, Breakage and Administrative Fees).

          "Portfolio   Yield"   means,    with
respect   to   any  Collection   Period,   the
annualized percentage equivalent of a fraction
(a)  the  numerator of which is Series Finance
Charge  Collections for such Collection Period
less   Series   Default   Amounts   for   such
Collection Period and (b) the denominator of which is the average of the Series Pool
Balance as of the open of business on each day during such Collection Period.

          "Prime Rate" means, with respect  to
any   Interest  Period,  the   rate   on   the
applicable   Prime  Rate  Determination   Date
published in H.15(519) under the heading "Bank
Prime Loan."  The following procedures will be
followed   if   the  Prime  Rate   cannot   be
determined as described above:

          (i)   If the rate referred to  above
     is  not  so  published by 3:00 p.m.,  New
     York  City time, on the applicable  Prime
     Rate  Determination Date, the Prime  Rate
     for    the    applicable    Prime    Rate
     Determination Date will be the rate on the applicable Prime Rate Determination
     Date published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption "Bank
     Prime Loan."

          (ii)      If the rate referred to in
     clause  (i) above is not so published  by
     3:00  p.m.,  New York City time,  on  the
     applicable Prime Rate Determination Date,
     the  Prime Rate for the applicable  Prime
     Rate  Determination date will be the rate
     calculated   by   the  Trustee   as   the
     arithmetic mean of the rates of  interest
     publicly  announced  by  the  banks  that
     appear  on the Reuters Screen US PRIME  1
     Page as the particular bank's prime rate or base lending rate as of 11:00 a.m., New York City time, on the applicable
     Prime Rate Determination Date, so long as at least four rates appear on the page.

          (iii)      If  fewer than  the  four
     rates  described  in  clause  (ii)  above
     appear  in Reuters Screen US PRIME  1  by
     3:00  p.m.,  New York City time,  on  the
     applicable Prime Rate Determination Date,
     the  Prime Rate for the applicable  Prime
     Rate  Determination Date will be the rate
     calculated   by   the  Trustee   as   the
     arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the applicable Prime Rate
     Determination Date by three major banks, which may include the Trustee and its affiliates, in the City of New York selected by the Trustee.

          (iv)  If the banks selected  by  the
     Trustee are not quoting as described in clause (iii) above, the Prime Rate for the applicable Prime Rate Determination
     Date will be the Prime Rate in effect on the preceding Prime Rate Determination
     Date.

          "Prime Rate Business Day" means  any
day on which banks in New York, New York are open for business.

          "Prime   Rate  Determination   Date"
means  for  any  Interest Period,  the  second
Prime Rate Business Day preceding the first day of such Interest Period.

          "Rating Agency" means Fitch, Inc. or
its successors.

          "Related  Collection Period"  means,
with  respect to (a) any Distribution Date  or
Determination Date, the immediately  preceding
Collection Period and (b) any Allocation  Day,
the   Collection  Period  during  which   such
Allocation Day occurs.

          "Related  Distribution Date"  means,
with respect to any Collection Period or Determination Date or Allocation Day, the
Distribution Date following, as applicable, such Collection Period or Determination Date or the calendar month in which such Allocation
Day occurs.

          "Request  for  Increase"  means  the
notice to be delivered to the Trustee and each VBC Holder in connection with any Increase pursuant to Section 6.1 hereof, substantially in the form attached as Exhibit E hereto.

          "Required  Exchangeable  Certificate
Amount" for Series 2000-1 means, for any date of determination, the product of (i) the Adjusted Invested Amount as of such date of determination and the greater of (A) 7.00% and
(B) the percentage equivalent of a fraction:

          (1)   the numerator of which is  the
     net  amount of charge account refunds  or
     return credits that were given to account
     holders   by   Gottschalks   during   the
     Anniversary Month; and

          (2)  the denominator of which is the
     aggregate amount of net sales credited to
     Charge   Accounts   and   recognized   by
     Gottschalks   during   such   Anniversary
     Month.

          "Reuters  Screen US  PRIME  1  Page"
means  the display designated as the "US PRIME
1"  page  on  the Reuters monitor Money  Rates
Service or such other page as may replace  the
US  PRIME  1  page  on  that  service  or  any
successor   service   for   the   purpose   of
displaying prime rates or base lending rates of major United States banks.

          "Revolving Period" means the  period
commencing on the Closing Date and ending on October 31, 2001, unless terminated sooner by the occurrence of an Early Amortization Event or extended or reextended to not later than October 31 of the succeeding calendar year
(but  not  beyond the last day of  the  Series
1999-1 Revolving Period) in connection with the extension of any Commitment Period by mutual consent of one or more VBC Holders and the Depositor pursuant to Section 6.2 hereof.

          "Series  1999-1 Certificates"  means
the  Series 1999-1 Fixed Base Certificates and
the  Series  1999-1 Subordinated  Certificates
issued   pursuant   to   the   Series   1999-1
Supplement.

          "Series  1999-1 Closing Date"  means
March 1, 1999.

          "Series     1999-1    Fixed     Base
Certificates"  means  the  7.664%  Fixed  Base
Credit Card Certificates, Series 1999-1 issued pursuant to the Series 1999-1 Supplement.

          "Series   1999-1  Revolving  Period"
means  the period that commenced on the Series
1999-1  Closing  Date  and  will  end  on  the
earlier  of (i) the last day of the Collection
Period  relating to the Distribution  Date  in
August 2003 and (ii) the close of business  on
the Business Day immediately preceding the day
on which an Early Amortization Period (as such
term   is   defined  in  the   Series   1999-1
Supplement) commences.

          "Series      1999-1     Subordinated
Certificates"    means    the     Subordinated
Certificates, Series 1999-1 issued pursuant to the Series 1999-1 Supplement.

          "Series 1999-1 Supplement" means the
Series  1999-1 Supplement to the  Pooling  and
Servicing Agreement dated as of March 1, 1999, as the same may from time to time be amended or modified in accordance with the Agreement.

          "Series  2000-1"  means  the  Series
comprised of the Variable Base Certificates created pursuant to this Series Supplement.

          "Series       2000-1      Allocation
Percentage"  shall mean the Series  Allocation
Percentage for Series 2000-1 as calculated in accordance with the Agreement.

          "Series   2000-1  Maximum   Invested
Amount" means $24,000,000.

          "Series  Default Amount" means,  for
each  Allocation Day, an amount equal  to  the
product  of  (a)  the amount  of  the  Default
Amounts recognized on such Allocation Day  but
prior   to   the  beginning  of  the   current
Allocation  Day  and  (b)  the  Series  2000-1
Allocation   Percentage  applicable   to   the
allocation of Default Amounts as of such Allocation Day.

          "Series  Finance Charge Collections"
means,  for  each Allocation  Day,  an  amount
equal to the product of (a) the amount of  the
Finance Charge Collections received since  the
beginning of the preceding Allocation Day  but
prior   to   the  beginning  of  the   current
Allocation  Day  and  (b)  the  Series  2000-1
Allocation   Percentage  applicable   to   the
allocation of Finance Charge Collections as of such Allocation Day.

          "Series  Issuance  Date"  means  the
Closing Date.

          "Series Pool Balance" means,  as  of
any date of determination, the product of (a) the Pool Balance as of such date and (b) the Series 2000-1 Allocation Percentage applicable to the allocation of Principal Collections as of such date.

          "Series    Principal    Collections"
means,  for  each Allocation  Day,  an  amount
equal to the product of (a) the amount of  the
Principal   Collections  received  since   the
beginning of the preceding Allocation Day  but
prior   to   the  beginning  of  the   current
Allocation  Day  and  (b)  the  Series  2000-1
Allocation   Percentage  applicable   to   the
allocation of Series Principal Collections as of such Allocation Day.

          "Series Termination Date" means  the
Distribution Date in September 2006.

          "Servicing Fee Rate" means 3.0%  per
annum.

          "Standby  Servicer"  means   Bankers
Trust Company or such other party as may be appointed by the Trustee to stand ready to act as a Successor Servicer in the event that Gottschalks is removed as Servicer.

          "Variable  Base Certificates"  shall
have  the  meaning specified  in  Section  1.1
hereof.


          "VBC  Allocation Percentage"  means,
as   of   any   date  of  determination,   the
percentage determined as follows:

          (i)   With respect to Series Finance
Charge Collections:

               (a)  if  no  Early Amortization
                    Event  has  occurred,  the
                    percentage  equivalent  of
                    (1)  the  sum of  the  VBC
                    Invested   Amount,    plus
                    10.50% of the VBC Invested
                    Amount,   plus   the   VBC
                    Notional Amount as of such
                    date,  divided by (2)  the
                    Series Pool Balance as  of
                    such date; and

               (b)  if  an  Early Amortization
                    event  has  occurred,  the
                    percentage  equivalent  of
                    (1)  the  sum of  the  VBC
                    Invested   Amount,    plus
                    10.50% of the VBC Invested
                    Amount  as of the date  on
                    which      such      Early
                    Amortization Event occurs,
                    divided by (2) the  Series
                    Pool  Balance  as  of  the
                    date  on which such  Early
                    Amortization Event occurs;
                    and

          (ii) With  respect to Series Default
               Amounts,     the     percentage
               equivalent  of (1) the  sum  of
               the  VBC Invested Amount,  plus
               10.50%   of  the  VBC  Invested
               Amount as of such date, divided
               by  (2) the Series Pool Balance
               as of such date; and

          (iii)With  respect  to  Series
               Principal Collections:

               (a)  if  no  Early Amortization
                    Event  has  occurred,   on
                    each  date on or prior  to
                    the  last day of the  last
                    Collection   Period   that
                    commences during a  period
                    that   is   a   Commitment
                    Period for all outstanding
                    Variable              Base
                    Certificates,          the
                    percentage  equivalent  of
                    (1)  the  sum of  the  VBC
                    Invested   Amount,    plus
                    10.50% of the VBC Invested
                    Amount  as  of such  date,
                    divided by (2) the  Series
                    Pool  Balance as  of  such
                    date;

               (b)  if  no  Early Amortization
                    Event  has  occurred,   on
                    each    date   during    a
                    Collection   Period   that
                    commences during a  period
                    that   is   a   Commitment
                    Period  for some, but  not
                    all,  outstanding Variable
                    Base  Certificates (giving
                    effect to any extensions),
                    the  percentage equivalent
                    of  (1) the sum of (A) the
                    sum of the portions of the
                    VBC     Invested    Amount
                    allocable  to  each   non-
                    extended   Variable   Base
                    Certificate  as   of   the
                    close  of the last day  of
                    the last Collection Period
                    that commenced during  the
                    related Commitment Period,
                    plus  (B) the sum  of  the
                    portions   of   the    VBC
                    Invested  Amount  on  such
                    current date allocable  to
                    each   extended   Variable
                    Base  Certificate  as   of
                    such date, plus (C) 10.50%
                    of the VBC Invested Amount
                    as  of  such date, divided
                    by  (2)  the  Series  Pool
                    Balance as of such date;

               (c)  if  no  Early Amortization
                    Event  has  occurred,   on
                    each    date   during    a
                    Collection   Period   that
                    commences during a  period
                    that  is  not a Commitment
                    Period  for  any  Variable
                    Base  Certificates (giving
                    effect to any extensions),
                    the  percentage equivalent
                    of  (1) the sum of (A) the
                    sum of the portions of the
                    VBC     Invested    Amount
                    allocable     to      each
                    outstanding Variable  Base
                    Certificate  as   of   the
                    close  of the last day  of
                    the last Collection Period
                    that commenced during  the
                    related Commitment Period,
                    plus (B) 10.50% of the VBC
                    Invested Amount as of  the
                    close  of the last day  of
                    the last Collection Period
                    that commenced during  the
                    last Commitment Period  to
                    expire, divided by (2) the
                    Series Pool Balance as  of
                    the  close of the last day
                    of   the  last  Collection
                    Period    that   commenced
                    during the last Commitment
                    Period to expire; and

               (d)  if  an  Early Amortization
                    Event  has occurred,  then
                    on  each  date thereafter,
                    the  percentage equivalent
                    of  (1) the sum of (A) the
                    VBC Invested Amount as the
                    day  on  which such  Early
                    Amortization Event occurs,
                    plus (B) 10.50% of the VBC
                    Invested Amount as of  the
                    day  on  which such  Early
                    Amortization Event occurs,
                    divided by (2) the  Series
                    Pool Balance as of the day
                    on    which   such   Early
                    Amortization Event occurs.

          "VBC Holder" means, with respect  to
any Variable Base Certificate on any date, the
Person  in  whose  name  such  Variable   Base
Certificate is registered on such date.

          "VBC  Interest Rate" means, for  any
Interest Period, the Index Rate plus 1.50% per
annum,   plus,   for   any   Interest   Period
commencing during any Downgrade Period, an additional 0.50% per annum.

          "VBC  Invested Amount" means, as  of
any date of determination, an amount equal  to
(i)  the  Initial VBC Invested  Amount,  minus
(ii) the amount of principal payments made  to
the VBC Holders in respect of the VBC Invested
Amount  prior  to such date of  determination,
minus  (iii)  the  aggregate  amount  of   VBC
Investor Charge-Offs previously allocated  and
not   reimbursed  prior  to   such   date   of
determination, plus (iv) any Increases in  the
VBC Invested Amount pursuant to Section 6.1(b)
hereof   made   prior   to   such   date    of
determination.

          "VBC Investor Charge-Off" shall have
the meaning specified in Section 4.4 hereof.

          "VBC  Monthly Interest"  shall  have
the meaning specified in Section 4.3 hereof.

          "VBC  Notional Amount" means, as  of
any date of determination, an amount equal  to
(i)  the product of (a) the Pool Balance,  (b)
the  VBC  Unfunded Amount and (c)  0.000006944
divided  by (ii) the amount of Finance  Charge
Collections received on the preceding Business
Day.

          "VBC Principal Balance" means, as of
any date of determination, an amount equal  to
(i)  the  Initial VBC Invested Amount,  minus,
(ii) the amount of principal payments made to the VBC Holders in respect of the VBC Invested
Amount prior to such date of determination, plus (iii) any Increases in the VBC Invested
Amount pursuant to Section 6.1(b) hereof made prior to such date of determination.

          "VBC  Unfunded Amount" means, as  of
any  date  of determination during the  period
when  any  Variable Base Certificates  are  in
their  Commitment Periods, the excess  of  (i)
$24,000,000  less  the  portion  of  the   VBC
Invested Amount attributable to Variable  Base
Certificates  whose  Commitment  Periods  have
terminated  over (ii) the VBC Invested  Amount
as  of  such  date of determination  less  the
portion  thereof  allocable to  Variable  Base
Certificates  whose  Commitment  Periods  have
terminated.   As of any date of  determination
after  the Commitment Periods for all Variable
Base  Certificates have terminated,  the  "VBC
Unfunded Amount" will be zero.

          (b)  Notwithstanding anything to the
contrary in this Series Supplement or the Agreement, the term "Rating Agency" means, whenever used in this Series Supplement or the Agreement with respect to the Variable Base
Certificates, Fitch, Inc.

          (c)    All  capitalized  terms  used
herein  and not otherwise defined herein  have
the   meanings  ascribed  to   them   in   the
Agreement.   The definitions in  this  Section
2.1 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (d)   The  words "hereof",  "herein"
and  "hereunder" and words of  similar  import
when  used  in  this Series  Supplement  shall
refer to this Series Supplement as a whole and
not to any particular provision of this Series
Supplement; references to any Article, Section
or   Exhibit   are  references  to   Articles,
Sections  and  Exhibits in or to  this  Series
Supplement unless otherwise specified; and the
term   "including"  means  "including  without
limitation".

          (e)      References    herein     to
"Collections  received"  shall  be  deemed  to
include Collections received and processed  as
to principal and finance charges and shall not
include    unprocessed   Collections    (i.e.,
Collections which have been received but for which the Servicer in the ordinary course of its business has not yet identified in its computer records the principal and finance charge components).



                  Article III

                 Servicing Fee

          Section 3.1.   Servicing Compensation. The
Monthly Servicing Fee shall be payable to  the
Servicer,  in  arrears, on  each  Distribution
Date   until   the  earlier   of   the   first
Distribution   Date   following   the   Series
Termination  Date  and the first  Distribution
Date   following   the  termination   of   the
Revolving  Period on which the  VBC  Principal
Balance is reduced to zero.  In no event shall
the  Trust, the Trustee or the VBC Holders  be
liable  for  any  other  servicing  fee.   The
Monthly Servicing Fee shall be payable to  the
Servicer  solely  to  the extent  amounts  are
available for distribution in accordance  with
the  terms of this Series Supplement  pursuant
to  the  priorities  set forth  in  Section  4
hereof.

                  Article IV

       Rights of Certificateholders and
   Allocation and Application of Collections

          Section 4.1.   Allocations.

          (a)  General.  On each Allocation Day, Finance
Charge Collections, Principal Collections  and
Default  Amounts will be allocated as  between
outstanding Series as set forth in the Pooling
and   Servicing  Agreement.   Series   Finance
Charge     Collections,    Series    Principal
Collections  and Series Default Amounts  shall
be  allocated  as  between the  Variable  Base
Certificates and the Exchangeable  Certificate
on   each   Allocation  Day,  and   shall   be
distributed as set forth in this Article IV.

(b)  Daily Distribution of Collections to the
Holder of the Exchangeable Certificate.  At
the beginning of each Allocation Day, the
Servicer shall direct the Trustee in writing
to withdraw from the Collection Account and
distribute to the holder of the Exchangeable
Certificate (i) an amount equal to the product
of (A) the Exchangeable Holder's Percentage
applicable to the allocation of Series Finance
Charge Collection on such day and (B) the
amount of Finance Charge Collections allocated
as Series Finance Charge Collections for such
Allocation Day, and (ii) an amount equal to
the product of (A) the Exchangeable Holder's
Percentage applicable to the allocation of
Series Principal Collections on such day and
(B) the amount of Principal Collections
allocated as Series Principal Collections for
such Allocation Day.  In addition, at the
beginning of each Allocation Day, the Servicer
shall allocate to the Holder of the
Exchangeable Certificate an amount equal to
the product of (A) the Exchangeable Holder's
Percentage applicable to the allocation of
Series Default Amounts on such day and (B) the
amount of Default Amounts allocated as Series
Default Amounts for such Allocation Day.
(c)  Allocation of Series Finance Charge
Collections.  On each Allocation Day during a
Collection Period, the Servicer will allocate
Series Finance Charge Collections to the
Variable Base Certificates based on the
applicable VBC Allocation Percentage.  On each
Allocation Day the Servicer will allocate
Investor Finance Charge Collections in the
following amounts and in the following
priorities (in each case until the referenced
amounts have been so allocated during the
related Collection Period):
          (i)  an  amount equal to the Monthly
               Servicing    Fee    for    such
               Collection Period (based on the
               assumption as of such day  that
               no   reduction   of   the   VBC
               Invested   Amount  will   occur
               prior  to the last day of  such
               Collection Period and that  any
               Increase that the Servicer  has
               notified  the  Trustee  may  be
               requested  on  a  Business  Day
               later in such Collection Period
               will  in  fact be made on  such
               Business  Day), plus an  amount
               equal  to  the  amount  of  any
               previously  accrued and  unpaid
               Monthly Servicing Fee;

          (ii) an  amount equal to the sum  of
               VBC      Monthly      Interest,
               Commitment Fees , Breakage Fees
               and  Administrative  Fees  that
               will  accrue during the related
               Interest Period (based  on  the
               assumption as of such day  that
               no   reduction   of   the   VBC
               Invested   Amount  will   occur
               prior  to the last day of  such
               Interest   Period),   plus   an
               amount  equal to the amount  of
               any   Carryover  Interest   and
               Carryover Commitment,  Breakage
               and Administrative Fees;

          (iii)an  amount equal  to  the
               Investor    Default    Holdback
               Amount    for    the    Related
               Collection Period;

          (iv) an    amount   equal   to   all
               unreimbursed    VBC    Investor
               Charge-Offs          previously
               allocated to the Variable  Base
               Certificates;

          (v)  an  amount equal to the  amount
               required   to   reimburse   the
               Trustee    for    extraordinary
               expenses reasonably incurred by
               it  in  the performance of  its
               duties,  to  the  extent   such
               expenses     are     reasonably
               allocated to Series 2000-1  and
               notified   by  written   notice
               delivered to the Servicer prior
               to   such   Collection  Period,
               setting   forth  in  reasonable
               detail the amount and nature of
               such expenses;

          (vi) for     deposit    into     the
               Capitalized Interest Account in
               accordance  with the provisions
               of  Section  6.1(e) hereof,  an
               amount   equal  to  the  amount
               specified in a notice delivered
               by  the Servicer to the Trustee
               in anticipation of an Increase;

          (vii)for deposit into
               the   Discretionary  Prepayment
               Account in accordance with  the
               provisions  of  Section  6.1(f)
               hereof, an amount equal to  the
               amount   of  any  Discretionary
               Prepayment  to be made  on  any
               date after such Allocation Date
               as  specified in  a  Notice  of
               Discretionary        Prepayment
               delivered  to the  Trustee  and
               each VBC Holder; and

          (viii)the  balance  shall   be
               released  on such date  to  the
               Depositor  for  application  in
               accordance with the Receivables
               Purchase Agreement.

          (d)  Allocation of Series Principal
Collections.  On each Allocation Day during  a
Collection Period, the Servicer will  allocate
Series  Principal Collections to the  Variable
Base Certificates based on the applicable  VBC
Allocation Percentage. On each Allocation Day the Servicer will allocate Investor Principal
Collections in the following amounts and in the following priorities (in each case until the referenced amounts have been so allocated during the related Collection Period):

          (i)  Revolving  Period:   At   the
beginning  of each Allocation Day  during  the
Revolving  Period, the Servicer will  allocate
Investor   Principal   Collections   in    the
following   amounts  and  in   the   following
priorities (in each case until the referenced amounts have been so allocated during the related Collection Period):

          (A)  an  amount equal to the  amount
               of    all   unreimbursed    VBC
               Investor  Charge-Offs  (to  the
               extent not funded from Investor
               Finance  Charge Collections  as
               set forth above);

          (B)  an    amount   equal   to   the
               aggregate  amount  of  Investor
               Default  Amounts  allocated  to
               the  Variable Base Certificates
               during  the  Related Collection
               Period   and  prior   to   such
               Allocation  Day (to the  extent
               such    amount   exceeds    the
               Investor    Default    Holdback
               Amount   for   such  Collection
               Period,  or the portion thereof
               funded  from  Investor  Finance
               Charge Collections as set forth
               above);

          (C)  concurrently, and in  the  case
               of   any  shortfall,  pro  rata
               based  on the amounts described
               in  the  following clauses  (1)
               and (2):

               (1)  an  amount  equal  to  the
                    "Mandatory Prepayment" for
                    the  related  Distribution
                    Date (calculated based  on
                    the  assumption  that   no
                    increase  or reduction  in
                    the    Adjusted   Invested
                    Amount   or  Series   Pool
                    Balance  will occur  prior
                    to  the  last day of  such
                    Collection  Period   other
                    than   as   a  result   of
                    Discretionary  Prepayments
                    occurring  prior  to  such
                    last  day as to which  the
                    Servicer    has    already
                    delivered   a  Notice   of
                    Discretionary  Prepayment,
                    which        Discretionary
                    Prepayments    will     be
                    included      in      such
                    calculation), which amount
                    shall be paid as a payment
                    of  principal to  all  VBC
                    Holders   on  the  related
                    Distribution Date on a pro
                    rata basis; and

               (2)  an  amount  equal  to  the
                    Commitment     Termination
                    Payment  for  the  related
                    Distribution          Date
                    (calculated based  on  the
                    assumption as of such  day
                    that  no reduction in  the
                    portion    of   the    VBC
                    Principal          Balance
                    allocated to the  Variable
                    Base    Certificates    in
                    respect   of  which   such
                    payment will be made  will
                    occur  prior to  the  last
                    day   of  such  Collection
                    Period  other  than  as  a
                    result   of  Discretionary
                    Prepayments      occurring
                    prior to such last day  as
                    to   which  Servicer   has
                    already delivered a Notice
                    of           Discretionary
                    Prepayment,          which
                    Discretionary  Prepayments
                    will  be included in  such
                    calculation), which amount
                    shall be paid as a payment
                    of    principal   on   the
                    related Distribution  Date
                    on  a  pro  rata basis  to
                    each  VBC  Holder  as   to
                    which      the     related
                    Commitment          Period
                    terminated  prior  to  the
                    commencement    of     the
                    Related Collection Period;

          (D)  for     deposit    into     the
               Capitalized Interest Account in
               accordance  with the provisions
               of  Section  6.1(e) hereof,  an
               amount   equal  to  the  amount
               specified in a notice delivered
               by  the Servicer to the Trustee
               in  anticipation of an Increase
               (to  the extent not funded from
               Investor     Finance     Charge
               Collections    as     described
               above);

          (E)  for     deposit    into     the
               Discretionary        Prepayment
               Account in accordance with  the
               provisions  of  Section  6.1(f)
               hereof, an amount equal to  the
               amount   of  any  Discretionary
               Prepayment  to be made  on  any
               date after such Allocation Date
               as  specified in  a  Notice  of
               Discretionary        Prepayment
               delivered  to the  Trustee  and
               each  VBC Holder (to the extent
               not    funded   from   Investor
               Finance  Charge Collections  as
               described above); and

          (F)  the  balance shall be  paid  on
               such date to the Depositor  for
               application in accordance  with
               the     Receivables    Purchase
               Agreement.

          (ii) Controlled Amortization Period:
At the beginning of each Allocation Day during
the   Controlled  Amortization   Period,   the
Servicer   will  allocate  Investor  Principal
Collections in the following amounts and in the following priorities (in each case until the referenced amounts have been so allocated during the related Collection Period):

          (A)  the  sum of an amount, for each
               Variable    Base   Certificate,
               equal to the lesser of (a)  the
               related Controlled Amortization
               Amount  and (b) the portion  of
               the      related     Cumulative
               Controlled Amortization  Amount
               not  already funded through one
               or    more   distributions   of
               Controlled         Amortization
               Amounts,          Discretionary
               Prepayments    or     Mandatory
               Prepayments following  the  end
               of   the   related   Commitment
               Period   and  prior   to   such
               current Allocation Date;

          (B)  an  amount equal to the  amount
               of  any  remaining unreimbursed
               VBC  Investor  Charge-Offs  (to
               the   extent  not  funded  from
               Investor     Finance     Charge
               Collections   as   set    forth
               above);

          (C)  an    amount   equal   to   the
               aggregate   amount    of    the
               Investor    Default     Amounts
               allocated to the Variable  Base
               Certificates during the Related
               Collection Period prior to such
               Allocation Date (to the  extent
               such    amount   exceeds    the
               Investor    Default    Holdback
               Amount,  or the portion thereof
               previously funded from Investor
               Finance  Charge Collections  as
               set forth above);

          (D)  an    amount   equal   to   the
               Mandatory  Prepayment  for  the
               related    Distribution    Date
               (calculated   based   on    the
               assumption as of such day  that
               no increase or reduction in the
               Adjusted  Invested  Amount   or
               Series Pool Balance will  occur
               prior  to the last day of  such
               Collection Period other than as
               a   result   of   Discretionary
               Prepayments occurring prior  to
               such  last day and as to  which
               the    Servicer   has   already
               delivered    a    Notice     of
               Discretionary Prepayment, which
               Discretionary Prepayments  will
               be     included     in     such
               calculation);

          (E)  for     deposit    into     the
               Capitalized Interest Account in
               accordance  with the provisions
               of  Section  6.1(e) hereof,  an
               amount   equal  to  the  amount
               specified in a notice delivered
               by  the Servicer to the Trustee
               in  anticipation of an Increase
               (to  the extent not funded from
               Investor     Finance     Charge
               Collections   as   set    forth
               above);

          (F)  for     deposit    into     the
               Discretionary        Prepayment
               Account in accordance with  the
               provisions  of  Section  6.1(f)
               hereof, an amount equal to  the
               amount   of  any  Discretionary
               Prepayment  to be made  on  any
               date after such Allocation Date
               as  specified in  a  Notice  of
               Discretionary        Prepayment
               delivered  to the  Trustee  and
               each  VBC Holder (to the extent
               not    funded   from   Investor
               Finance  Charge Collections  as
               set forth above); and

          (G)  the  balance shall be  paid  on
               such date to the Depositor  for
               application in accordance  with
               the     Receivables    Purchase
               Agreement.

          (iii)     Early Amortization Period:
At the beginning of each Allocation Day during the Early Amortization Period, the Servicer will allocate Investor Principal Collections in the following amounts and in the following priorities (in each case until the referenced amounts have been so allocated during the related Collection Period):

          (A)  an  amount  equal  to  the  VBC
               Principal Balance until the VBC
               Principal  Balance   has   been
               reduced to zero; and

          (B)  the  balance  to the  Depositor
               for  application in  accordance
               with  the  Receivables Purchase
               Agreement.

          (e)  Allocation of Series Default Amounts.  On
each   Allocation  Day  during  a   Collection
Period,  the  Servicer  will  allocate  Series
Default   Amounts   to   the   Variable   Base
Certificates  based  on  the  applicable   VBC
Allocation Percentage.

          (f)  Application of Funds Allocated to Fund
the   Investor  Default  Amounts.    On   each
Distribution  Date the Servicer  shall  direct
the  Trustee in writing to apply the  Investor
Default    Holdback   Amount,   and   Investor
Principal   Collections  allocated   to   fund
Investor  Default Amounts pursuant to  Section
4.1(d)(i)(B)    or   Section    4.1(d)(ii)(C),
retained in the Collection Account during  the
Related   Collection   Period,   as   Investor
Principal     Collections    available     for
application in accordance with the priorities set forth in Section 4.2.

          Section 4.2.   Distributions.

          (a)  On or before each Determination
Date,   the  Servicer  shall  provide  written
directions   to  the  Trustee  directing   the
Trustee  to distribute to the VBC Holders   or
to  the Certificate Administrator (in case  of
the  Commitment Fees and Administration  Fees)
(or,  in the case of the distribution  of  any
Commitment  Termination  Payment  pursuant  to
Section  4.2(a)(i) below, solely to those  VBC
Holders holding Variable Base Certificates  as
to   which   the  related  Commitment   Period
terminated prior to the commencement of the related Collection Period) on the following
Distribution Date from amounts on deposit in the Collection Account (after payment of the amounts allocated to fund the related Monthly
Servicing  Fee  (and  any accrued  and  unpaid
Monthly Servicing Fee for prior periods) as described in Section 4.1(c)(i)):

          (i)  if   such   Distribution   Date
               relates to a Collection  Period
               that commences prior to the end
               of  the  Revolving  Period  and
               during    which    an     Early
               Amortization  Event   did   not
               occur, in the following order:

               (A) from Investor Finance Charge Collections and, if those are insufficient, Investor Principal Collections, an amount equal to the sum of the VBC Monthly Interest, Commitment Fees, Breakage Fees, Administrative Fees, Carryover Interest and Carryover Commitment, Breakage and Administrative Fees distributable on such Distribution Date;

               (B)  from remaining Investor Finance Charge
                    Collections, the amount of Investor Default
                    Amounts allocated to the Variable Base
                    Certificates during the Related Collection
                    Period, but not in excess of the aggregate amount, if any, of Discretionary Prepayments, Mandatory Prepayments and Commitment Termination Payments payable on such Distribution Date;

               (C)  from remaining Investor Finance Charge
                    Collections, the amount of unreimbursed
                    Investor Charge-Offs for such Distribution
                    Date, but not in excess of the aggregate amount, if any, of Discretionary Prepayments, Mandatory Prepayments and Commitment Termination Payments payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above);

               (D)  from remaining Investor Finance Charge
                    Collections, the amount of any Mandatory
                    Prepayment payable on such Distribution Date
                    (to the extent not funded from Investor
                    Finance Charge Collections as set forth
                    above);

               (E)  from remaining Investor Finance Charge
                    Collections, the amount of any Commitment
                    Termination Payment payable on such
                    Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above)

               (F)  from remaining Investor Finance Charge
                    Collections, the amount of any Discretionary
                    Prepayment payable on such Distribution Date
                    (to the extent not funded from Investor
                    Finance Charge Collections as set forth above)

               (G)  from remaining Investor Principal
                    Collections, the amount of unreimbursed
                    Investor Charge-Offs for such Distribution
                    Date, but not in excess of the aggregate amount, if any, of Discretionary Prepayments, Mandatory Prepayments and Commitment Termination Payments payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above);

               (H)  from remaining Investor Principal
                    Collections, the amount of Investor Default
                    Amounts allocated to the Variable Base
                    Certificates during the Related Collection
                    Period, but not in excess of the aggregate amount, if any, of Discretionary Prepayments, Mandatory Prepayments and Commitment Termination Payments payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections and Investor Principal Collections as set forth above);

               (I)  from   remaining  Investor
                    Principal Collections, pro
                    rata,  the amount  of  any
                    Mandatory  Prepayment  and
                    any Commitment Termination
                    Payment  payable  on  such
                    Distribution Date (to  the
                    extent  not  funded   from
                    Investor  Finance   Charge
                    Collections  and  Investor
                    Principal  Collections  as
                    set forth above); and

               (J)  from   remaining  Investor
                    Principal Collections, the
                    amount       of        any
                    Discretionary   Prepayment
                    payable      on       such
                    Distribution Date (to  the
                    extent  not  funded   from
                    Investor  Finance   Charge
                    Collections  and  Investor
                    Principal  Collections  as
                    set forth above).

          (ii) if such Distribution Date relates to a Collection Period that commences during the Controlled Amortization Period and during which an Early Amortization Event did not occur, in the following order:

               (A) from Investor Finance Charge Collections and, if those are insufficient, Investor Principal Collections, an amount equal to the sum of the VBC Monthly Interest, Breakage Fees, Administrative Fees, Carryover Interest and Carryover Commitment, Breakage and Administrative Fees distributable on such Distribution Date;

               (B)  from remaining Investor Finance Charge
                    Collections, the amount of Investor Default
                    Amounts allocated to the Variable Base
                    Certificates during the Related Collection
                    Period, but not in excess of the aggregate amount, if any, of in excess of the aggregate amount included therefor, if any, in Mandatory Prepayments, Discretionary Prepayments and Controlled Amortization Amounts payable on such Distribution Date;

               (C)  from remaining Investor Finance Charge
                    Collections, the amount of unreimbursed
                    Investor Charge-Offs for such Distribution
                    Date, but not in excess of the aggregate amount, if any, of in excess of the aggregate amount included therefor, if any, in Mandatory Prepayments, Discretionary Prepayments and Controlled Amortization Amounts payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above in this Section 4.2(a)(ii));

               (D)  from remaining Investor Finance Charge
                    Collections, the amount of any Controlled
                    Amortization Amounts payable on such
                    Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above in this Section 4.2(a)(ii));

               (E)  from remaining Investor Finance Charge
                    Collections, the amount of any Mandatory
                    Prepayment payable on such Distribution Date
                    (to the extent not funded from Investor
                    Finance Charge Collections as set forth
                    above);

               (F)  from remaining Investor Finance Charge
                    Collections, the amount of any Discretionary
                    Prepayment payable on such Distribution Date
                    (to the extent not funded from Investor
                    Finance Charge Collections as set forth above in this Section 4.2(a)(ii));

               (G)  from remaining Investor Principal
                    Collections, the sum of the amounts equal to, with respect to each Variable Base Certificate, the lesser of (a) the related Controlled Amortization Amount for such Variable Base Certificate and (b) the portion of the related Cumulative Controlled Amortization Amount that has not already been funded through one or more distributions of Controlled Amortization Amounts, Discretionary Prepayments or Mandatory Prepayments in respect of such Variable Base Certificate made since the termination of the Revolving Period and prior to such Distribution Date;

               (H)  from remaining Investor Principal
                    Collections, the amount of unreimbursed
                    Investor Charge-Offs for such Distribution
                    Date, but not in excess of the aggregate amount, if any, of in excess of the aggregate amount included therefor, if any, in Discretionary Prepayments, Mandatory
                    Prepayments and payments made in respect of Controlled Amortization Amounts or Cumulative Controlled Amortization Amounts payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections and Investor Principal Collections as set forth above in this Section 4.2(a)(ii));

(I)  from remaining Investor Principal
Collections, the amount of Investor Default
Amounts allocated to the Variable Base
Certificates during the Related Collection
Period, but not in excess of the aggregate amount, if any, of in excess of the aggregate amount included therefor, if any, in Discretionary Prepayments, Mandatory
Prepayments and payments made in respect of Controlled Amortization Amounts or Cumulative
Controlled Amortization Amounts payable on such Distribution Date (to the extent not funded from Investor Finance Charge
Collections and Investor Principal Collections as set forth above in this Section
4.2(a)(ii));
(J)  from remaining Investor Principal
Collections, pro rata, the amount of any Mandatory Prepayment payable on such
Distribution Date (to the extent not funded from Investor Finance Charge Collections and
Investor Principal Collections as set forth above in this Section 4.2(a)(ii)); and
(K)  from remaining Investor Principal
Collections, the amount of any Discretionary
Prepayment payable on such Distribution Date
(to the extent not funded from Investor
Finance Charge Collections and Investor
Principal Collections as set forth above in this Section 4.2(a)(ii))).
          (iii)     if such Distribution Date relates to
               a Collection Period that commences after the occurrence of an Early Amortization Event or during which an Early Amortization Event occurs, in the following order:

               (A) from Investor Finance Charge Collections and Investor Principal Collections, an amount equal to the sum of the VBC Monthly Interest, Breakage Fees, Administrative Fees, Carryover Interest and Carryover Commitment, Breakage and Administrative Fees distributable on such Distribution Date;

               (B) from Investor Finance Charge Collections and Investor Principal Collections, an amount equal to the outstanding VBC Principal Balance on such Distribution Date.

          (b)  On or before each Determination
Date,   the  Servicer  shall  provide  written
directions   to  the  Trustee  directing   the
Trustee to distribute to the Servicer  on  the
following   Distribution  Date   the   related
Monthly  Servicing  Fee and  any  accrued  and
unpaid  Monthly Servicing Fee  for  any  prior
Collection Period, to the extent amounts  have
been  allocated therefor and retained  in  the
Collection   Account  and  the   Discretionary
Prepayment   Account   during   the    related
Collection   Period   pursuant   to    Section
4.1(c)(i); provided, however, that so long  as
Gottschalks is the Servicer, the Trustee shall
first  deduct from any amount payable  to  the
Servicer pursuant to this paragraph an  amount
equal to the sum of (i) any accrued but unpaid
trustee's fees owed to it pursuant to  Section
11.05  of  the Agreement and (ii) any  accrued
but  unpaid fees of the Standby Servicer,  but
in no event in excess of the amounts that have
been  allocated therefor and retained  in  the
Collection   Account   during   the    related
Collection   Period   pursuant   to    Section
4.1(c)(i).   In  addition, on each  Allocation
Day,  the Trustee will be entitled to withdraw
from the Collection Account an amount equal to
the   amount,  if  any,  allocated   to   fund
extraordinary expenses of the Trustee pursuant to Section 4.1(c)(v).

          (c)   On each Distribution Date, the
Servicer shall provide written instructions to
the   Trustee   directing   the   Trustee   to
distribute   all  amounts  retained   in   the
Collection Account pursuant to Section 4.1 and
Section  4.2  and not required for  any  other
purpose   hereunder  to  the   Depositor   for
application in accordance with the Receivables
Purchase Agreement.

          (d)  Other Amounts.  The withdrawals
to   be   made  from  the  Collection  Account
pursuant  to this Section 4.2 do not apply  to
deposits into the Collection Account  that  do
not   represent   Collections  or   Adjustment
Payments, which excluded deposits (A)  include
proceeds   from   the  sale,  disposition   or
liquidation  of Receivables or the  Investor's
Interest pursuant to Section 2.03(b),  Section
9.02 or Section 12.02 of the Agreement, (B) exclude Transfer Deposit Amounts, to which this Section 4.2 does apply and (C) shall be distributable pursuant to the priorities set forth in Article IX hereof.

          Section 4.3.   Determination of VBC Monthly
Interest,  Commitment Fees and Breakage  Fees.
On  each Determination Date, the Servicer will
calculate  the  amount of interest  that  will
have accrued on the Variable Base Certificates
during  the  related  Interest  Period   ("VBC
Monthly   Interest")   by   multiplying    the
outstanding VBC Principal Balance for each day
during such Interest Period (calculated  based
on  the  assumption  as of such  Determination
Date that no increase or reduction in the  VBC
Principal  Balance  will occur  prior  to  the
related  Distribution Date  other  than  as  a
result  of Discretionary Prepayments occurring
prior  to  such Distribution Date  and  as  to
which  the  Servicer has already  delivered  a
Notice  of  Discretionary  Prepayment,   which
Discretionary Prepayment will be  included  in
such   calculation)  by  the  applicable   VBC
Interest Rate and dividing each such result by
360,  and then summing the results.   On  each
Determination   Date,   the   Servicer    will
calculate  the amount of Commitment Fees  that
will  have accrued on the VBC Unfunded  Amount
during   the   related  Interest   Period   by
multiplying  the VBC Unfunded Amount  on  each
day   during   the  related  Interest   Period
(calculated based on the assumption as of such
Determination   Date  that  no   increase   or
reduction  in  the  VBC Unfunded  Amount  will
occur  prior to the related Distribution  Date
other   than  as  a  result  of  Discretionary
Prepayments    occurring   prior    to    such
Distribution Date as to which the Servicer has
already  delivered a Notice  of  Discretionary
Prepayment,  which  Discretionary   Prepayment
will be included in such calculation) by 0.25%
and dividing each such result by 365, and then
summing  the  results.  On each  Determination
Date,  the Servicer will calculate the  amount
of Breakage Fees that will have accrued during
the  related  Interest  Period  based  on  the
definition   of  "Breakage  Fee".    On   each
Determination   Date,   the   Servicer    will
calculate  the  amount of  Carryover  Interest
that  will  have  accrued during  the  related
Interest  Period  based on the  definition  of
"Carryover  Interest".  On each  Determination
Date,  the Servicer will calculate the  amount
of    Carryover   Commitment,   Breakage   and
Administrative  Fees that  will  have  accrued
during  the related Interest Period  based  on
the   definition  of  "Carryover   Commitment,
Breakage and Administrative Fees".

          Section 4.4.   VBC Investor Charge-Offs.  On
each  Distribution Date, the Trustee will,  in
accordance with the written directions of  the
Servicer, apply the Investor Default  Holdback
Amount   and  Investor  Principal  Collections
allocated pursuant to Section 4.1(d)(i)(B)  or
4.1(d)(ii)(C),  retained  in  the   Collection
Account such the Related Collection Period, to
fund  any Investor Default Amount as set forth
in  Section  4.1(f) and Section 4.2.   To  the
extent  such Investor Default Holdback  Amount
and Investor Principal Collections retained in
the  Collection Account during such Collection
Period   are  insufficient  to  fund  Investor
Default  Amounts allocated during the  related
Collection   Period,  then,  on  the   related
Distribution  Date,  the VBC  Invested  Amount
will  be reduced (but not below zero)  by  the
amount   of  such  unfunded  Investor  Default
Amounts  (such reduction to the  VBC  Invested
Amount, a "VBC Investor Charge-Off").

          VBC  Investor Charge-Offs  shall  be
reimbursed  and the VBC Invested Amount  shall
thereupon  be  increased during the  Revolving
Period, the Controlled Amortization Period  or
any  related Distribution Date (but not by  an
amount in excess of the aggregate VBC Investor
Charge-Offs)  to  the extent  Collections  are
allocated   therefor  and  released   to   the
Depositor  pursuant to Sections 4.1  and  4.2.
On  any  Distribution Date following  (i)  the
first  Collection Period during the Controlled
Amortization Period or (ii) the occurrence  of
an   Early  Amortization  Event,  or  on   any
Distribution Date during the Revolving  Period
on  which date a payment of principal will  be
made to the VBC Holders, reimbursements of VBC
Investor Charge-Offs will be made, entirely or
partially, by distributions to the VBC Holders
as principal payments and reduction of the VBC
Principal   Balance  without  a  corresponding
reduction in the VBC Invested Amount (but  not
by  an  amount in excess of the aggregate  VBC
Investor    Charge-Offs)   to    the    extent
Collections   are  allocated  to   fund   such
principal  payments pursuant to  Sections  4.1
and 4.2.

          Section 4.5.   Trustee Expenses Associated
with Servicing Assumption.

          (a)  The Servicer shall maintain the letter of
credit  or  surety bond described  in  Section
4.10   of   the   Series  1999-1   Supplement;
provided, that the amount of such letter of credit or surety bond is increased to not less than $300,000.

(b)  In the event of the commencement of an
Early Amortization Period or a Servicer
Default resulting in the assumption of
servicing duties by the Trustee, the Trustee may draw upon the letter of credit or surety bond in order to pay the reasonable costs and expenses of the Trustee in connection with the performance of its duties in connection with such event, and shall provide to the Servicer in writing an itemized report of each cost and expense, the related duty and action undertaken and the name of the recipient of the related payment within three Business Days of each such draw.
(c)  Amounts drawn upon the letter of credit
shall be reimbursed first, from amounts
available therefor, if any, pursuant to the Series 1999-1 Supplement, and thereafter from amounts otherwise payable to the Servicer in respect of its accrued Monthly Servicing Fees pursuant to Section 4.2(b).
(d)  The Servicer may replace any then
existing letter of credit or surety bond with either a letter of credit or a surety bond with the written the consent of the Trustee, such consent not to be unreasonably withheld.

          Section 4.6.   Blocked Periods.

          The  Depositor hereby covenants that
in connection with any Block Period it will not identify Accounts as Blocked Accounts based on any criteria that is adverse to the interests of the VBC Holders. The Depositor also hereby covenants that in connection with the Removal of any Removed Accounts, it will not identify Accounts as Removed Accounts based on any criteria that is adverse to the interests of the VBC Holders.

                   Article V

           Distributions and Reports

          Section 5.1.   Distributions.  On each
Distribution    Date,   the   Trustee    shall
distribute to each of the VBC Holders (or,  in
the  case  of  any distribution of  Commitment
Termination Payments, each of the VBC  Holders
entitled  thereto) of record on the  preceding
Record Date (other than as provided in Section
12.02  of  the  Agreement respecting  a  final
distribution) such VBC Holder's pro rata share
of  the amounts required to be distributed  to
such VBC Holders pursuant to Article IV hereof
and  in  accordance with the written direction
of   the  Servicer.   Except  as  provided  in
Section 12.02 of the Agreement with respect to
a   final   distribution,   distributions   to
Certificateholders hereunder shall be made by wire transfer in immediately available funds.

          Section 5.2.   Other Notices to Holders.
Notwithstanding  any other  provision  of  the
Agreement  or  this Series Supplement  to  the
contrary,  the Trustee and the Servicer  shall
promptly deliver to the initial Holders of the
Variable  Base  Certificates a  copy  of  each
notice,  statement or other document  received
or   generated  by  it  pursuant  to  Sections
3.03(b), 3.04(b), 3.05, 3.06, 9.01 or 10.01 of
the  Agreement;  provided, however,  that  the
Trustee  shall not be required to  deliver  to
the   initial   Holders  copies  of   notices,
statements or other documents received from the Servicer and for which the Servicer is required to deliver such notices, statements or other documents directly to the Holders and vice versa.

                  Article VI

      The Variable Base Certificates and
           Exchangeable Certificate

          Section 6.1.   Initial Issuance of Variable
Base Certificates, Increases and Decreases  of
VBC Invested Amount.

          (a)  The Variable Base Certificates, upon
original   issuance,   will   be   issued   in
registered  form in the form of  one  or  more
definitive       typewritten      certificates
substantially in the form of Exhibit A hereto,
to  be executed and delivered by, or on behalf
of,   the   Depositor  to  the   Trustee   for
authentication.  The Trustee shall,  upon  the
written request of the Depositor, authenticate
and deliver the Variable Base Certificates  to
the  Person  or  Persons  designated  in  such
request,  in  an  aggregate  stated  principal
amount  of  up to $24,000,000.00 (the  "Series
2000-1   Maximum   Invested   Amount").    The
aggregate  principal amount  of  all  Variable
Base Certificates outstanding may never exceed the Series 2000-1 Maximum Invested Amount. On the Closing Date, the Depositor will issue
Variable Base Certificates having aggregate stated principal amounts totaling such Series
2000-1 Maximum Invested Amount, to which are attributable portions of the VBC Invested
Amount and the VBC Principal Balance totaling the Initial VBC Invested Amount on the Closing
Date.

          (b)  Procedure for Increasing the VBC Invested
Amount.

               (i)  Subject to satisfaction of
     the  conditions precedent  set  forth  in
     Section  6.1(b)(ii), upon not  less  than
     three  Business Days prior written notice
     substantially  in  the form  attached  as
     Exhibit   E  hereto  delivered   by   the
     Servicer  to  the Trustee  and  each  VBC
     Holder   (such   notice  specifying   the
     applicable  Draw Date), the VBC  Invested
     Amount  and VBC Principal Balance may  be
     increased (each such increase referred to
     as  an  "Increase").  Any  such  Increase
     shall be in an aggregate amount not  less
     than  $100,000 and integral multiples  of
     $100,000 in excess thereof.  The  Trustee
     will    record   in   a   register   (the
     "Certificate Register") to be  maintained
     by  the Trustee for such purposes and for
     the  purposes of recording the names  and
     addresses of registered VBC Holders,  and
     the  Servicer will properly record in its
     books   and  records  relating   to   the
     Variable   Base  Certificates   and   the
     determination of the percentages relevant
     to   the  allocation  of  Finance  Charge
     Collections,  Principal  Collections  and
     Default Amounts, each increase in the VBC
     Invested   Amount   and   VBC   Principal
     Balance,   and   the   portions   thereof
     attributable   to   the   Variable   Base
     Certificates held by the VBC Holders that
     fund    such    Increase,   in    amounts
     corresponding  to such Increase  and  the
     portions  thereof  funded  by  such   VBC
     Holders,   as  the  case  may  be,   upon
     confirmation  by  the  Trustee   of   its
     receipt   (by  deposit  into   the   Draw
     Account)   from   the  VBC   Holders   of
     immediately available funds in the amount of such Increase. All proceeds of such Increase shall be deposited into the Draw
     Account on the related Draw Date and released by the Trustee to the Depositor
     (as and when directed in writing by the Servicer) for application in accordance with the Receivables Purchase Agreement.

               (ii)  The  VBC Invested  Amount
     may  be  increased  pursuant  to  Section
     6.1(b)(i) only upon satisfaction of each of the following conditions with respect to each proposed Increase as of the related Draw Date (which satisfaction shall be evidenced by certification of the satisfaction thereof by the Servicer in the related Request for Increase):

               (A)  after giving effect to
                    such Increase, the VBC
                    Invested Amount shall not
                    exceed the Series 2000-1
                    Maximum Invested Amount;
               (B)  no Early Amortization
                    Event has occurred and is
                    continuing, and such
                    Increase will not result
                    in the occurrence of an
                    Early Amortization Event;
                    and
               (C)  taking into consideration
                    the amount of such
                    Increase, Collections
                    received during the
                    related Collection Period
                    and amounts held for such
                    purpose in the Capitalized
                    Interest Account will be
                    sufficient to fund the VBC
                    Monthly Interest,
                    Commitment Fees, Breakage
                    Fees, Administrative Fees,
                    Carryover Interest and
                    Carryover Commitment,
                    Breakage and
                    Administrative Fees
                    distributable on the
                    succeeding Distribution
                    Date.
          (c)  Decreases.

               (i)  Discretionary Prepayments.
     Upon  at least three Business Days' prior
     irrevocable notice to each VBC Holder and
     the  Trustee in writing substantially  in
     the form attached as Exhibit F hereto  (a
     "Notice  of  Discretionary  Prepayment"),
     the Servicer may, in its sole discretion,
     direct  the Trustee in writing to make  a
     Discretionary  Prepayment  of  all  or  a
     portion of the aggregate outstanding  VBC
     Principal Balance and VBC Invested Amount
     from   amounts   on   deposit   in    the
     Discretionary  Prepayment Account  and/or
     on  deposit in the Collection Account and
     available  therefor, to the  extent  that
     the  Servicer has certified such  amounts
     to  be in excess of those required to  be
     allocated  to  fund  amounts  higher   in
     priority  of  allocation and distribution
     than  Discretionary  Prepayments  as  set
     forth  in  Sections 4.1 and  4.2  hereof.
     Discretionary  Prepayments  may  only  be
     made  (A)  on a Draw Date, (B)  not  more
     than  once  per Collection  Period  on  a
     Business Day that is not a Draw  Date  in
     addition to any Discretionary Prepayments
     made   on   a   Draw   Date,   and    (C)
     notwithstanding the foregoing clause (B),
     on any Business Day if such Discretionary
     Prepayment  is  made to  avoid  an  Early
     Amortization    Event.      Each     such
     Discretionary Prepayment shall be made in
     a  minimum aggregate principal amount  of
     $100,000   and   integral  multiples   of
     $100,000 in excess thereof, which amounts
     shall  be  distributed by the Trustee  on
     the  date  specified in  such  Notice  of
     Discretionary  Prepayment  to   the   VBC
     Holders on a pro rata basis, based on the respective portions of the outstanding
     VBC Principal Balance attributable to the Variable Base Certificates held thereby.
     No such Discretionary Prepayment may be made unless the Servicer certifies in such Notice of Discretionary Prepayment that such Discretionary Prepayment will not cause an Early Amortization Event.

               (ii)   Repayment  Pursuant   to
     Article  IV.       On  each  Distribution
     Date  the Trustee will distribute to  VBC
     Holders on a pro rata basis, based on the
     outstanding portions of the VBC Principal
     Balance attributable to the Variable Base
     Certificates   held   thereby,    amounts
     distributable pursuant to Article  IV  in
     respect    of    Commitment   Termination
     Payments,     Controlled     Amortization
     Amounts,  Discretionary  Prepayments   or
     Mandatory Prepayments, not subject to any limitation as to the increments in which such amounts are payable.

               (iii)       The  Trustee   will
     record  in the Certificate Register,  and
     the  Servicer will properly record in its
     books   and  records  relating   to   the
     servicing  of  the  Receivables  and  the
     determination of the percentages relevant
     to   the  allocation  of  Finance  Charge
     Collections,  Principal  Collections  and
     Default  Amounts, decreases  in  the  VBC
     Invested   Amounts  and   VBC   Principal
     Balances    of    the    Variable    Base
     Certificates  held  by  VBC  Holders   in
     amounts   corresponding  to  the  amounts
     distributed to such VBC Holders by the Trustee pursuant to Section 6.1(c)(i) or
     Section 6.1(c)(ii) on the date of any such distribution.

          (d)  Draw Account.

               (i)    The  Servicer,  for  the
     benefit   of   the  VBC  Holders,   shall
     establish and maintain in the name of the
     Trustee,  on  behalf  of  the  Trust,  an
     Eligible   Deposit  Account  (the   "Draw
     Account"),  which shall be identified  as
     the  "Draw Account for Gottschalks Credit
     Card  Master Trust, Series 2000-1."   The
     Draw  Account  shall bear  a  designation
     clearly   indicating   that   the   funds
     deposited  therein  are  held   for   the
     benefit  of the VBC Holders.  The Trustee
     will notify the Servicer of deposits made
     by  VBC Holders into the Draw Account  in
     satisfaction    of    their    respective
     obligations  to  fund  Increases  on  the
     related  Draw  Dates.   Unless  otherwise
     instructed  by the Servicer  pursuant  to
     Section  6.1(d)(ii), on the day received,
     the  Trustee  will  release  the  amounts
     deposited  into the Draw Account  by  the
     VBC Holders (A) first, to the Certificate
     Administrator,  the related  Drawing  Fee
     and   (B)   second,  to  the   Depositor,
     remaining amounts in the Draw Account for
     application   in  accordance   with   the
     Receivables  Purchase  Agreement  in  the
     same manner that the Trustee releases  to
     the   Depositor  amounts  held   in   the
     Collection Account and distributable to the Depositor pursuant to Article IV.
     The Draw Account shall be maintained until all amounts on deposit therein have been applied in accordance with this
     Section 6.1(d) and the Revolving Period has terminated.

               (ii)  At  the written direction
     of  the Servicer delivered to the trustee
     no  later  than  the  day  preceding  the
     related  Draw Date, funds deposited  into
     the Draw Account (excluding those amounts
     distributed     to    the     Certificate
     Administrator) on such Draw Date  may  be
     retained  therein for a period  specified
     in such direction up to ten Business Days
     pending  release  to  the  Depositor  for
     application   in  accordance   with   the
     Receivables Purchase Agreement.   Amounts
     so  retained  in  the Draw  Account  will
     invested   by  the  Trustee  in  Eligible
     Investments specified by the Servicer  in
     such  written direction that will  mature
     no  later  than  the date  on  which  the
     Servicer  has instructed the  Trustee  to
     release such amounts to the Depositor for
     application   in  accordance   with   the
     Receivables Purchase Agreement.  All such
     Eligible Investments shall be held by the
     Trustee  for  the  benefit  of  the   VBC
     Holders.    All   interest   and    other
     investment  earnings (net of  losses  and
     investment  expenses)  with  respect   to
     funds  on  deposit  in the  Draw  Account
     shall  be  deposited into the  Collection
     Account  and  shall  be  treated  by  the
     Servicer   as  Investor  Finance   Charge
     Collections.  If at any time during which
     amounts  are held in the Draw  any  Early
     Amortization   Event  relating   to   the
     insolvency or bankruptcy of the Depositor
     or Servicer shall occur, all amounts held
     in  the  Draw  Account promptly  will  be
     deposited into the Collection Account and
     allocated on the date of such deposit  as
     if   such  amounts  constituted  Investor
     Principal Collections to be allocated  on
     such  date  pursuant to Section  4.1  and
     shall  be distributed on the Distribution
     Date  in  the  calendar month  succeeding
     that  in  which  such Early  Amortization
     Event occurs pursuant to Section 4.2.  In
     no  event shall the Trustee be liable for
     the   selection  of  investments  or  for
     investment losses incurred thereon.   The
     Trustee   shall  have  no  liability   in
     respect of losses incurred as a result of
     the  liquidation  of any such  investment
     prior  to  its  stated  maturity  or  the
     failure  of  the  party  directing   such
     investment  to  provide  timely   written
     investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

               (iii)      The  Trustee  shall,
     for      the     benefit      of      the
     Certificateholders,  possess  all  right,
     title and interest in and to all funds on
     deposit  from time to time  in,  and  all
     Eligible  Investments  credited  to,  the
     Draw Account and in all proceeds thereof.
     The  Draw Account shall be under the sole
     dominion  and control of the Trustee  for
     the  benefit of the VBC Holders.  If,  at
     any  time, the Draw Account ceases to  be
     an  Eligible Deposit Account the Servicer
     shall  within 10 Business Days  (or  such
     longer  period, not to exceed 30 calendar
     days,  as to which the Rating Agency  may
     consent)   instruct   the   Trustee    to
     establish a new Draw Account meeting  the
     conditions   for   an  Eligible   Deposit
     Account  and  shall  transfer  any   cash
     and/or  any investments to such new  Draw
     Account.   Neither  the  Depositor,   the
     Servicer   nor  any  person   or   entity
     claiming   by,  through  or   under   the
     Depositor,  the  Servicer  or  any   such
     person  or  entity shall have any  right,
     title  or  interest in, or any  right  to
     withdraw   any  amount  from,  the   Draw
     Account,  except  by instruction  of  the
     Trustee  as  and to the extent  expressly
     provided  herein.   Schedule  1   hereto,
     which  is  hereby incorporated  into  and
     made  part  of  this  Series  Supplement,
     identifies  the Draw Account  by  setting
     forth the account number of such account,
     the  account designation of such  account
     and  the  name  of  the institution  with
     which  such account has been established.
     If   a   substitute   Draw   Account   is
     established  pursuant  to  this   Section
     6.1(d)(iii), the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Draw Account.

               (iv)  Pursuant to the authority
     granted   to  the  Servicer  in   Section
     3.01(a)  of  the Agreement, the  Servicer
     shall  have the power, revocable  by  the
     Trustee  following any Servicer  Default,
     to   instruct   the   Trustee   to   make
     withdrawals  and payments from  the  Draw
     Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

               (v)     The   Trustee    hereby
     confirms that (i) the Trustee is  acting,
     with  respect  to  the establishment  and
     maintenance  of the Draw  Account,  as  a
     "securities intermediary" as  defined  in
     Section   8-102  of  the   UCC   or   the
     corresponding Section of the UCC  in  the
     applicable  State (in such capacity,  the
     "Securities  Intermediary"),   (ii)   has
     established   the  Draw  Account   as   a
     "securities  account"  as  such  term  is
     defined  in Section 8-501(a) of the  UCC,
     (iii)  the Securities Intermediary shall,
     subject  to  the terms of this Agreement,
     treat the Trustee as entitled to exercise
     the  rights  that comprise any  financial
     asset  credited to the Draw Account,  and
     (iv)  all  securities or  other  property
     underlying any financial assets  credited
     to  the  Draw Account shall be registered
     in    the    name   of   the   Securities
     Intermediary, endorsed to the  Securities
     Intermediary or in blank and in  no  case
     will any financial asset credited to  the
     Draw Account be registered in the name of
     any other person, payable to the order of
     any  other person, or specially  endorsed
     to any other person, except to the extent
     the   foregoing   have   been   specially
     endorsed by the Servicer to the Trustee.

               (vi)  The Trustee hereby agrees
     that the Draw Account and each item of property (whether investment property, financial asset, security or instrument), other than cash, credited to the Draw
     Account shall be treated as a "financial asset" within the meaning of Section 8-
     102(A)(9) of the UCC or the corresponding
     Section  of  the  UCC in  the  applicable
     State.

               (vii)      If  at any time  the
     Securities Intermediary shall receive  an
     "entitlement order" (within  the  meaning
     of  Section 8-102(A)(8) of the UCC or the
     corresponding Section of the UCC  in  the
     applicable  State) issued by the  Trustee
     and  relating  to the Draw  Account,  the
     Securities Intermediary shall comply with
     such  entitlement order  without  further
     consent by any other person.  The Trustee
     hereby  agrees only to issue  entitlement
     orders  at the written direction  of  the
     Servicer.   The  Securities  Intermediary
     shall have no obligation to act, and shall be fully protected in refraining from acting, in respect of the financial assets credited to the Draw Account in the absence of such an entitlement order.

               (viii)    In the event that the
     Securities    Intermediary     has     or
     subsequently   obtains   by    agreement,
     operation of law or otherwise a  security
     interest  in  the  Draw Account,  or  any
     security  entitlement  credited  thereto,
     the Securities Intermediary hereby agrees
     that  such  security  interest  shall  be
     subordinate  to the security interest  of
     the  Trustee.  The financial  assets  and
     other items deposited to the Draw Account
     (or    any   other   securities   account
     maintained  in the name of the Securities
     Intermediary  for  the  benefit  of   the
     Trustee)   will   not   be   subject   to
     deduction, set-off, banker's lien, or any other right in favor of any person other than the Trustee.

               (ix)   The  Trustee,  in   such
     capacity, has not entered into and, until
     termination of this Supplement, will  not
     enter  into, any agreement with any other
     person  relating to the Draw Account,  or
     any  financial  assets  credited  thereto
     pursuant to which it has agreed  or  will
     agree  to comply with entitlement  orders
     (as defined in Section 8-102(a)(8) of the
     UCC  or the corresponding Section of  the
     UCC  in  the  applicable State)  of  such
     person.   No financial asset credited  to
     the  Draw  Account or otherwise  acquired
     with  funds deposited in the Draw Account
     will  be  registered in the name  of  the
     Trustee, in such capacity, payable to its
     order,  or  specially  endorsed  to   it,
     except to the extent such financial asset
     has   been  endorsed  to  the  Securities
     Intermediary or in blank.

          (e)  Capitalized Interest Account.

               (i)    The  Servicer,  for  the
     benefit   of   the  VBC  Holders,   shall
     establish and maintain in the name of the
     Trustee,  on  behalf  of  the  Trust,  an
     Eligible     Deposit     Account     (the
     "Capitalized  Interest  Account"),  which
     shall  be  identified as the "Capitalized
     Interest  Account for Gottschalks  Credit
     Card  Master Trust, Series 2000-1."   The
     Capitalized Interest Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the VBC Holders.

               (ii) On any Business Day during
     a  Collection Period, in contemplation of
     or following the Servicer's delivery of a
     Request  for  Increase, the Servicer  may
     instruct   the  Trustee  in  writing   to
     commence   depositing  funds   into   the
     Capitalized  Interest  Account   to   the
     extent  allocable  therefor  pursuant  to
     Section 4.1(c) and Section 4.1(d)  hereof
     on  each  Allocation Date  following  the
     date   of  such  instruction  until   the
     earlier  of  (i) the date  on  which  the
     aggregate  amount  so  deposited  is  the
     maximum  amount  to be  so  deposited  as
     specified in such instruction or (ii) the
     last   Business  Day  of  the  Collection
     Period  during which such instruction  is
     delivered or as to which such instruction
     is   effective  (as  specified  in   such
     instruction).

               (iii)      On each Distribution
     Date,  the  Trustee will,  in  accordance
     with  the  written  instruction  of   the
     Servicer   (which  instruction   may   be
     included in the related Distribution Date
     Statement),  withdraw  all   amounts   on
     deposit   in  the  Capitalized   Interest
     Account and deposit such amounts into the
     Collection Account for application as  if
     such amounts were Investor Finance Charge
     Collections  available  for  distribution
     pursuant  to  Section  4.2  hereof.   Any
     amounts so withdrawn from the Capitalized
     Interest  Account and deposited into  the
     Collection Account that remain after  all
     of  the  amounts required to  distributed
     pursuant to Section 4.2 hereof have  been
     so  distributed on any Distribution Date,
     shall  be  released to the Depositor  for
     application   in  accordance   with   the
     Receivables Purchase Agreement.

               (iv) Amounts on deposit in  the
     Capitalized  Interest  Account  will   be
     invested   by  the  Trustee  in  Eligible
     Investments specified by the Servicer  in
     such  written direction that will  mature
     no   later  than  the  Distribution  Date
     following  the  Collection Period  during
     which such instruction is delivered or as
     to  which  such instruction is  effective
     (as  specified in such instruction).  All
     such  Eligible Investments shall be  held
     by the Trustee for the benefit of the VBC
     Holders.    All   interest   and    other
     investment  earnings (net of  losses  and
     investment  expenses)  with  respect   to
     funds   on  deposit  in  the  Capitalized
     Interest  Account shall be  deposited  in
     the Collection Account on such succeeding
     Distribution Date, and shall  be  treated
     by   the  Servicer  as  Investor  Finance
     Charge  Collections.  In no  event  shall
     the  Trustee be liable for the  selection
     of  investments or for investment  losses
     incurred thereon.  The Trustee shall have
     no   liability  in  respect   of   losses
     incurred  as  a result of the liquidation
     of  any  such  investment  prior  to  its
     stated  maturity at the written direction
     of  the  Servicer or the failure  of  the
     party   directing  such   investment   to
     provide    timely   written    investment
     direction.   The Trustee  shall  have  no
     obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

               (v)  The Trustee shall, for the
     benefit  of the VBC Holders, possess  all
     right,  title and interest in and to  all
     funds  on  deposit from time to time  in,
     and all Eligible Investments credited to,
     the  Capitalized Interest Account and  in
     all  proceeds  thereof.  The  Capitalized
     Interest Account shall be under the  sole
     dominion  and control of the Trustee  for
     the  benefit of the VBC Holders.  If,  at
     any   time,   the  Capitalized   Interest
     Account  ceases to be an Eligible Deposit
     Account  the  Servicer  shall  within  10
     Business Days (or such longer period, not
     to  exceed 30 calendar days, as to  which
     the  Rating Agency may consent)  instruct
     the Trustee in writing to establish a new
     Capitalized Interest Account meeting  the
     conditions   for   an  Eligible   Deposit
     Account  and  shall  transfer  any   cash
     and/or   any  investments  to  such   new
     Capitalized  Interest  Account.   Neither
     the   Depositor,  the  Servicer  nor  any
     person or entity claiming by, through  or
     under the Depositor, the Servicer or  any
     such  person  or  entity shall  have  any
     right, title or interest in, or any right
     to   withdraw   any  amount   from,   the
     Capitalized Interest Account,  except  as
     expressly  provided herein.   Schedule  1
     hereto, which is hereby incorporated into
     and  made part of this Series Supplement,
     identifies   the   Capitalized   Interest
     Account  by  setting  forth  the  account
     number   of  such  account,  the  account
     designation of such account and the  name
     of   the  institution  with  which   such
     account  has  been  established.   If   a
     substitute  Capitalized Interest  Account
     is  established pursuant to this  Section
     6.1(e)(v), the Servicer shall provide  to
     the   Trustee  an  amended  Schedule   1,
     setting forth the relevant information for such substitute Capitalized Interest
     Account.

               (vi)    The   Trustee    hereby
     confirms that (i) the Trustee is  acting,
     with  respect  to  the establishment  and
     maintenance  of the Capitalized  Interest
     Account,  as  a "securities intermediary"
     as defined in Section 8-102 of the UCC or
     the  corresponding Section of the UCC  in
     the  applicable State (in such  capacity,
     the  "Securities Intermediary"), (ii) has
     established   the  Capitalized   Interest
     Account as a "securities account" as such
     term  is  defined in Section 8-501(a)  of
     the    UCC,    (iii)    the    Securities
     Intermediary shall, subject to the  terms
     of  this Agreement, treat the Trustee  as
     entitled  to  exercise  the  rights  that
     comprise any financial asset credited  to
     the  Capitalized  Interest  Account,  and
     (iv)  all  securities or  other  property
     underlying any financial assets  credited
     to the Capitalized Interest Account shall
     be   registered  in  the  name   of   the
     Securities Intermediary, endorsed to  the
     Securities Intermediary or in  blank  and
     in  no  case  will  any  financial  asset
     credited   to  the  Capitalized  Interest
     Account be registered in the name of  any
     other person, payable to the order of any
     other  person, or specially  endorsed  to
     any  other  person, except to the  extent
     the   foregoing   have   been   specially
     endorsed by the Servicer to the Trustee.

               (vii)      The  Trustee  hereby
     agrees   that  the  Capitalized  Interest
     Account   and   each  item  of   property
     (whether investment property, financial asset, security or instrument), other than cash, credited to the Capitalized
     Interest Account shall be treated as a "financial asset" within the meaning of
     Section 8-102(A)(9) of the UCC or the corresponding Section of the UCC in the applicable State.

               (viii)     If at any  time  the
     Securities Intermediary shall receive  an
     "entitlement order" (within  the  meaning
     of  Section 8-102(A)(8) of the UCC or the
     corresponding Section of the UCC  in  the
     applicable  State) issued by the  Trustee
     and  relating to the Capitalized Interest
     Account,   the   Securities  Intermediary
     shall  comply with such entitlement order
     without  further  consent  by  any  other
     person.   The Trustee hereby  agrees,  so
     long as no early Amortization Event shall
     have occurred and be continuing,  only to
     issue  entitlement orders at the  written
     direction    of   the   Servicer.     The
     Securities Intermediary shall have no obligation to act, and shall be fully protected in refraining from acting, in respect of the financial assets credited to the Capitalized Interest Account in the absence of such an entitlement order.

               (ix)  In  the  event  that  the
     Securities    Intermediary     has     or
     subsequently   obtains   by    agreement,
     operation of law or otherwise a  security
     interest  in the Securities Accounts,  or
     any    security   entitlement    credited
     thereto,   the   Securities  Intermediary
     hereby agrees that such security interest
     shall  be  subordinate  to  the  security
     interest  of the Trustee.  The  financial
     assets  and other items deposited to  the
     Capitalized  Interest  Account  (or   any
     other  securities account  maintained  in
     the  name  of the Securities Intermediary
     for  the benefit of the Trustee) will not
     be   subject   to   deduction,   set-off,
     banker's  lien,  or any  other  right  in
     favor  of  any  person  other  than   the
     Trustee.

               (x)    The  Trustee,  in   such
     capacity, has not entered into and, until
     termination of this Supplement, will  not
     enter  into, any agreement with any other
     person   relating   to  the   Capitalized
     Interest Account, or any financial assets
     credited thereto pursuant to which it has
     agreed  or  will  agree  to  comply  with
     entitlement orders (as defined in Section
     8-102(a)(8)   of   the   UCC    or    the
     corresponding Section of the UCC  in  the
     applicable  State) of  such  person.   No
     financial asset will be registered in the
     name  of  the Trustee, in such  capacity,
     payable   to  its  order,  or   specially
     endorsed to it, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.

          (f)  Discretionary Prepayment Account.

               (i)    The  Servicer,  for  the
     benefit   of   the  VBC  Holders,   shall
     establish and maintain in the name of the
     Trustee,  on  behalf  of  the  Trust,  an
     Eligible     Deposit     Account     (the
     "Discretionary   Prepayment    Account"),
     which   shall   be  identified   as   the
     "Discretionary  Prepayment  Account   for
     Gottschalks  Credit  Card  Master  Trust,
     Series    2000-1".    The   Discretionary
     Prepayment   Account   shall    bear    a
     designation clearly indicating that the funds deposited therein are held for the benefit of the VBC Holders.

               (ii) On any Business Day during
     a  Collection Period, in contemplation of
     or  following the Servicer's delivery  of
     an  instruction to the Trustee to make  a
     Discretionary  Prepayment,  the  Servicer
     may  instruct the Trustee in  writing  to
     commence   depositing  funds   into   the
     Discretionary Prepayment Account  to  the
     extent  allocable  therefor  pursuant  to
     Section 4.1(c) and Section 4.1(d)  hereof
     on  each  Allocation Date  following  the
     date   of  such  instruction  until   the
     earliest  of  (i) the date on  which  the
     aggregate  amount  so  deposited  is  the
     maximum  amount  to be  so  deposited  as
     specified in such instruction,  (ii)  the
     date specified in such instruction as the
     date    on   which   such   Discretionary
     Prepayment  is to be made  or  (iii)  the
     last   Business  Day  of  the  Collection
     Period  during which such instruction  is
     delivered or as to which such instruction
     is   effective  (as  specified  in   such
     instruction).

               (iii)      On the date on which
     the Servicer has directed the Trustee  to
     make   a   Discretionary  Prepayment   in
     accordance with Section 6.1(c)(i) hereof,
     the Trustee shall withdraw all amounts on
     deposit  in  the Discretionary Prepayment
     Account  and (A) distribute such  amounts
     to   the   VBC  Holders  and  Certificate
     Administrator, up to the amount  of  (and
     in  the  following order)  Administrative
     Fees   payable  on  the  date   of   such
     Discretionary   Prepayment,    if    any,
     interest  accrued on the portion  of  the
     VBC Invested Amount being prepaid and the
     specified  Discretionary Prepayment,  and
     (B)  deposit into the Collection  Account
     all remaining amounts for application  as
     if  such  amounts  were Investor  Finance
     Charge    Collections    available    for
     distribution  pursuant  to  Section   4.2
     hereof.

               (iv) Amounts on deposit in  the
     Discretionary Prepayment Account will  be
     invested   by  the  Trustee  in  Eligible
     Investments specified by the Servicer  in
     such  written direction that will  mature
     no  later  than  the date  on  which  the
     related Discretionary Prepayment is to be
     made  as  specified  in  the  instruction
     delivered pursuant to Section 6.2(b)(ii).
     All  such  Eligible Investments shall  be
     held  by  the Trustee for the benefit  of
     the  VBC Holders.  In no event shall  the
     Trustee  be  liable for the selection  of
     investments  or  for  investment   losses
     incurred thereon.  The Trustee shall have
     no   liability  in  respect   of   losses
     incurred  as  a result of the liquidation
     of  any  such  investment  prior  to  its
     stated  maturity or the  failure  of  the
     party   directing  such   investment   to
     provide    timely   written    investment
     direction.   The Trustee  shall  have  no
     obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

               (v)   The Trustee shall for the
     benefit  of  the VBC Holders possess  all
     right,  title and interest in and to  all
     funds  on  deposit from time to time  in,
     and all Eligible Investments credited to,
     the  Discretionary Prepayment Account and
     in    all    proceeds    thereof.     The
     Discretionary Prepayment Account shall be
     under  the  sole dominion and control  of
     the  Trustee for the benefit of  the  VBC
     Holders.    If,   at   any   time,    the
     Discretionary  Prepayment Account  ceases
     to  be  an  Eligible Deposit Account  the
     Servicer  shall within 10  Business  Days
     (or such longer period, not to exceed  30
     calendar  days,  as to which  the  Rating
     Agency  may consent) instruct the Trustee
     to    establish   a   new   Discretionary
     Prepayment Account meeting the conditions
     for an Eligible Deposit Account and shall
     transfer  any cash and/or any investments
     to   such  new  Discretionary  Prepayment
     Account.   Neither  the  Depositor,   the
     Servicer   nor  any  person   or   entity
     claiming   by,  through  or   under   the
     Depositor,  the  Servicer  or  any   such
     person  or  entity shall have any  right,
     title  or  interest in, or any  right  to
     withdraw    any    amount    from,    the
     Discretionary Prepayment Account,  except
     as expressly provided herein.  Schedule 1
     hereto, which is hereby incorporated into
     and  made part of this Series Supplement,
     identifies  the Discretionary  Prepayment
     Account  by  setting  forth  the  account
     number   of  such  account,  the  account
     designation of such account and the  name
     of   the  institution  with  which   such
     account  has  been  established.   If   a
     substitute    Discretionary    Prepayment
     Account  is established pursuant to  this
     Section  6.1(f)(v),  the  Servicer  shall
     provide   to   the  Trustee  an   amended
     Schedule  1,  setting forth the  relevant
     information    for    such     substitute
     Discretionary Prepayment Account.

               (vi)    The   Trustee    hereby
     confirms that (i) the Trustee is  acting,
     with  respect  to  the establishment  and
     maintenance    of    the    Discretionary
     Prepayment   Account,  as  a  "securities
     intermediary" as defined in Section 8-102
     of  the  UCC or the corresponding Section
     of  the  UCC in the applicable State  (in
     such     capacity,    the     "Securities
     Intermediary"), (ii) has established  the
     Discretionary  Prepayment  Account  as  a
     "securities  account"  as  such  term  is
     defined  in Section 8-501(a) of the  UCC,
     (iii)  the Securities Intermediary shall,
     subject  to  the terms of this Agreement,
     treat the Trustee as entitled to exercise
     the  rights  that comprise any  financial
     asset   credited  to  the   Discretionary
     Prepayment   Account,   and   (iv)    all
     securities  or other property  underlying
     any  financial  assets  credited  to  the
     Discretionary Prepayment Account shall be
     registered  in the name of the Securities
     Intermediary, endorsed to the  Securities
     Intermediary or in blank and in  no  case
     will any financial asset credited to  the
     Discretionary   Prepayment   Account   be
     registered in the name of any other person, payable to the order of any other person, or specially endorsed to any other person, except to the extent the foregoing have been specially endorsed by the Servicer to the Trustee.

               (vii)      The  Trustee  hereby
     agrees  that the Discretionary Prepayment
     Account   and   each  item  of   property
     (whether investment property, financial asset, security or instrument), other than cash, credited to the Discretionary
     Prepayment Account shall be treated as a "financial asset" within the meaning of
     Section 8-102(A)(9) of the UCC or the corresponding Section of the UCC in the applicable State.

               (viii)     If at any  time  the
     Securities Intermediary shall receive  an
     "entitlement order" (within  the  meaning
     of  Section 8-102(A)(8) of the UCC or the
     corresponding Section of the UCC  in  the
     applicable  State) issued by the  Trustee
     and   relating   to   the   Discretionary
     Prepayment    Account,   the   Securities
     Intermediary  shall  comply   with   such
     entitlement order without further consent
     by  any other person.  The Trustee hereby
     agrees,  so long as no Early Amortization
     Event  has  occurred and  is  continuing,
     only  to issue entitlement orders at  the
     written  direction of the Servicer.   The
     Securities Intermediary shall have no obligation to act, and shall be fully protected in refraining from acting, in respect of the financial assets credited to the Discretionary Prepayment Account in the absence of such an entitlement order.

               (ix)  In  the  event  that  the
     Securities    Intermediary     has     or
     subsequently   obtains   by    agreement,
     operation of law or otherwise a  security
     interest  in the Securities Accounts,  or
     any    security   entitlement    credited
     thereto,   the   Securities  Intermediary
     hereby agrees that such security interest
     shall  be  subordinate  to  the  security
     interest  of the Trustee.  The  financial
     assets  and other items deposited to  the
     Discretionary Prepayment Account (or  any
     other  securities account  maintained  in
     the  name  of the Securities Intermediary
     for  the benefit of the Trustee) will not
     be   subject   to   deduction,   set-off,
     banker's  lien,  or any  other  right  in
     favor  of  any  person  other  than   the
     Trustee.

               (x)  The Trustee, in such
     capacity, has not entered into and, until termination of this Supplement, will not enter into, any agreement with any other person relating to the Discretionary
     Prepayment Account, or any financial
     assets credited thereto pursuant to which it has agreed or will agree to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC or the corresponding Section of the UCC in the applicable State) of such person. No financial asset will be registered in the name of the Trustee, in such capacity, payable to its order, or specially endorsed to it, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.

          Section 6.2.   Extension and Repurchase of
Variable Base Certificates.

          (a)  Not more than 120 days prior to the last
day  of  any Commitment Period, the  Depositor
will  give  notice to the Trustee and  related
VBC Holders as to the termination date of such
Commitment Period, indicating whether  or  not
the  Trust and such VBC Holders will have  the
option  to  extend or reextend such Commitment
Period and, if such notice specifies that  the
Commitment   Period   may   be   extended   or
reextended, specifying the date that  will  be
the  last  day of such extended or  reextended
Commitment Period if such Commitment Period is
in  fact  extended  or reextended.   Following
their  receipt of such notice indicating  that
the  Trust  and the VBC Holders  do  have  the
option  to  extend or reextend such Commitment
Period,  the  Trustee and any VBC  Holder  may
agree  to  extend or reextend  the  Commitment
Period   relating   to   the   Variable   Base
Certificate  held  by such  VBC  Holder.   The
Trustee  will  agree  to  such  extension,  on
behalf  of the Trust, if the Trustee  receives
(i)  written instruction to so agree from  the
Depositor not later than 100 days prior to the
last  day of such Commitment Period, (ii)  the
relevant VBC Holder specifies in writing  that
it  wishes  to extend such Commitment  Period,
(ii)  the Trustee receives no later than  five
Business  Days prior to the last day  of  such
Commitment  Period  an  Officer's  Certificate
from  the  Servicer  to the  effect  that  the
conditions  precedent  to  the  extension   or
reextension   of   such   Commitment    Period
specified   in   Section  6.2(b)   have   been
satisfied  and  (iv) the Trustee  receives  no
later  than  five Business Days prior  to  the
last  day  of  such Commitment Period  written
confirmation that the Rating Agency  will  not
downgrade,  withdraw or modify its  rating  of
any   other  Variable  Base  Certificates   or
certificates   of  any  other  Series   solely
because of such extension.  Not later than  90
days prior to the end of any Commitment Period
that  the  Depositor  has  indicated  may   be
extended,  each  of  the  Trustee   and   each
relevant VBC Holder will inform the Depositor and, as applicable, the Trustee whether it has agreed to extend such Commitment Period.

(b)  A Commitment Period may be extended by
mutual agreement of the Trust and the related
VBC Holder only if the following conditions
precedent are satisfied as of the date of such
agreement:
               (i)    no   Early  Amortization
     Event has occurred and is continuing or will occur as a result of such extension;

               (ii)   the  last  day  of  such
     extended or reextended Commitment Period shall not be later than 364 days after the last day of the Commitment Period being so extended or reextended;

               (iii)     the last day of  such
     extended or reextended Commitment Period shall not be later than July 31, 2003.

          (c)  If the Trust extends to any VBC Holder
the right to extend or reextend the Commitment
Period   relating   to   the   Variable   Base
Certificate owned by such VBC Holder  pursuant
to  Section  6.2(a) above, and  any  such  VBC
Holder does not timely agree to such extension
or  reextension  pursuant  to  Section  6.2(a)
above,  the Trustee, at the direction  of  the
Depositor,   will  either   (i)   allow   such
Commitment  Period to terminate and  to  begin
making    payments   of   principal    thereof
(including, if so directed by the Servicer  in
its sole discretion, one or more Discretionary
Prepayments)  in  accordance with  Article  IV
hereof,  or  (ii)  if the Depositor  requests,
allow  any  Person, including  any  other  VBC
Holder,  to purchase all or any part  of  such
unextended  Variable Base Certificate  on  any
Distribution  Date prior to  the  end  of  the
Commitment  Period  that is  not  extended  or
reextended  (which purchasing VBC  Holder  may
subsequently agree to extend or reextend  such
Commitment Period) for an amount equal to  the
outstanding  VBC  Principal  Balance  thereof.
With   respect   to  clause   (ii)   in   this
subparagraph  (c),  the  VBC  Holder,  by  its
acceptance  of the Variable Base  Certificate,
agrees  that  if it is offered  the  right  to
extend  or  reextend  the  related  Commitment
Period   and  does  not  agree  to  any   such
extension or reextension within the time frame
described  above, it will sell such unextended
Variable   Base  Certificate  to  any   Person
designated by the Depositor at a price not less than the price specified above.


          Section 6.3.   Transfer Restrictions.

          (a)  The Trustee shall not authenticate and
deliver  to  any  Person  any  Variable   Base
Certificate unless it contains a legend in substantially the following form:

          "THIS VARIABLE BASE CERTIFICATE  HAS
NOT  BEEN  REGISTERED WITH THE SECURITIES  AND
EXCHANGE  COMMISSION UNDER THE SECURITIES  ACT
OF  1933, AS AMENDED (THE "1933 ACT"), OR  THE
SECURITIES   LAWS  OF  ANY  STATE   OR   OTHER
JURISDICTION   IN   RELIANCE   ON   EXEMPTIONS
PROVIDED  BY  THE 1933 ACT AND SUCH  STATE  OR
FOREIGN  SECURITIES LAWS.  THE  VARIABLE  BASE
CERTIFICATES   ARE   ELIGIBLE   FOR   PURCHASE
PURSUANT TO RULE 144A UNDER THE 1933 ACT.   NO
RESALE OR OTHER TRANSFER OF THIS VARIABLE BASE
CERTIFICATE  SHALL BE MADE UNLESS SUCH  RESALE
OR  TRANSFER  (A)  IS MADE IN ACCORDANCE  WITH
SECTION 6.3 OF THE SERIES 2000-1 SUPPLEMENT TO
THE  POOLING AND SERVICING AGREEMENT  REFERRED
TO  HEREIN AND (B) IS MADE EITHER (i) PURSUANT
TO  AN  EFFECTIVE REGISTRATION STATEMENT UNDER
THE  1933  ACT,  (ii) IN A TRANSACTION  (OTHER
THAN  A  TRANSACTION  IN  CLAUSE  (iv)  BELOW)
EXEMPT  FROM THE REGISTRATION REQUIREMENTS  OF
THE  1933 ACT AND APPLICABLE STATE AND FOREIGN
SECURITIES  LAWS, (iii) TO GOTTSCHALKS  CREDIT
RECEIVABLES  CORPORATION (THE "DEPOSITOR")  OR
(iv)  TO  A PERSON WHO THE TRANSFEROR OF  THIS
VARIABLE  BASE CERTIFICATE REASONABLY BELIEVES
IS  A QUALIFIED INSTITUTIONAL BUYER WITHIN THE
MEANING  OF RULE 144A UNDER THE 1933 ACT  THAT
IS  AWARE THAT THE RESALE OR OTHER TRANSFER IS
BEING MADE IN RELIANCE ON RULE 144A, OR TO  AN
INSTITUTIONAL "ACCREDITED INVESTOR" UNDER RULE
501(a)(1), (2), (3) OR (7) UNDER THE 1933 ACT.
IN  THE  EVENT THAT THE TRANSFER OF A VARIABLE
BASE CERTIFICATE IS TO BE MADE AS DESCRIBED IN
CLAUSE  (ii)  OF THE PRECEDING  SENTENCE,  THE
PROSPECTIVE INVESTOR IS REQUIRED TO DELIVER AN
OPINION  OF  COUNSEL  IN  FORM  AND  SUBSTANCE
SATISFACTORY TO THE TRUSTEE AND THE  DEPOSITOR
TO  THE EFFECT THAT SUCH TRANSFER MAY BE  MADE
WITHOUT REGISTRATION UNDER THE 1933 ACT OR ANY
APPLICABLE  STATE OR FOREIGN SECURITIES  LAWS.
THE PROSPECTIVE TRANSFEREE IN A TRANSFER OF  A
VARIABLE  BASE  CERTIFICATE  TO  BE  MADE   AS
DESCRIBED IN CLAUSES (ii) AND (iv) ABOVE  MUST
DELIVER TO THE TRUSTEE A REPRESENTATION LETTER
REQUIRED  BY SECTION 6.3 OF THE SERIES  2000-1
SUPPLEMENT   TO  THE  POOLING  AND   SERVICING
AGREEMENT  REFERRED  TO  HEREIN.   PROSPECTIVE
PURCHASERS  OF VARIABLE BASE CERTIFICATES  ARE
HEREBY   NOTIFIED  THAT  THE  SELLER  OF   ANY
VARIABLE  BASE CERTIFICATE MAY BE  RELYING  ON
THE    EXEMPTION    FROM   THE    REGISTRATION
REQUIREMENTS OF SECTION 5 OF THE ACT  PROVIDED
BY RULE 144A UNDER THE ACT.

          THIS VARIABLE BASE CERTIFICATE, OR A
BENEFICIAL   INTEREST  HEREIN,  MAY   NOT   BE
TRANSFERRED  UNLESS THE TRUSTEE  HAS  RECEIVED
(I)  A CERTIFICATE FROM THE TRANSFEREE TO  THE
EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE
BENEFIT  PLAN,  TRUST OR  ACCOUNT  SUBJECT  TO
TITLE  I  OF  THE  EMPLOYEE RETIREMENT  INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SUBJECT   TO  SECTION  4975  OF  THE  INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),
OR  A  GOVERNMENTAL  PLAN DEFINED  IN  SECTION
3(32)  OF ERISA OR SECTION 414(d) OF THE  CODE
SUBJECT  TO  ANY FEDERAL, STATE OR  LOCAL  LAW
WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE
FOREGOING  PROVISIONS OF  ERISA  OR  THE  CODE
("SIMILAR  LAW") (EACH, A "BENEFIT PLAN")  AND
IS   NOT  AN  ENTITY  INCLUDING  AN  INSURANCE
COMPANY   SEPARATE  ACCOUNT  OR  AN  INSURANCE
COMPANY GENERAL ACCOUNT IF THE ASSETS  IN  ANY
SUCH  ACCOUNTS  CONSTITUTE "PLAN  ASSETS"  FOR
PURPOSES  OF REGULATION SECTION 2510.3-101  OF
ERISA  WHOSE UNDERLYING ASSETS INCLUDE BENEFIT
PLAN  ASSETS  BY  REASON OF A  BENEFIT  PLAN'S
INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR
ENTITY, A "BENEFIT PLAN INVESTOR") AND (II)  A
CERTIFICATE   TO  THE  EFFECT  THAT   IF   THE
TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST  OR
S  CORPORATION FOR FEDERAL INCOME TAX PURPOSES
(A  "FLOW-THROUGH ENTITY"), ANY VARIABLE  BASE
CERTIFICATES OWNED BY SUCH FLOW-THROUGH ENTITY
WILL  REPRESENT LESS THAN 50% OF THE VALUE  OF
ALL  THE  ASSETS  OWNED BY  SUCH  FLOW-THROUGH
ENTITY  AND  NO SPECIAL ALLOCATION OF  INCOME,
GAIN,  LOSS,  DEDUCTION OR  CREDIT  FROM  SUCH
VARIABLE BASE CERTIFICATES WILL BE MADE  AMONG
THE  BENEFICIAL  OWNERS OF  SUCH  FLOW-THROUGH
ENTITY.

          THIS  VARIABLE BASE CERTIFICATE  MAY
NOT  BE TRANSFERRED TO ANY PERSON AS TO  WHICH
THE  TRUSTEE  HAS NOT RECEIVED WRITTEN  NOTICE
FROM  THE DEPOSITOR THAT THE DEPOSITOR IS,  IN
ITS   SOLE  DISCRETION,  SATISFIED  THAT  SUCH
PERSON   IS   SUFFICIENTLY   CAPITALIZED   AND
OTHERWISE  DEMONSTRABLY CAPABLE OF  SATISFYING
THE  OBLIGATIONS OF A VBC HOLDER WITH  RESPECT
TO  ADVANCING FUNDS TO THE TRUST IN CONNECTION
WITH  ANY  "INCREASE"  IN  THE  VBC  PRINCIPAL
BALANCE  AND  VBC  INVESTED  AMOUNT  EVIDENCED
HEREBY  AS AND WHEN REQUIRED PURSUANT  TO  THE
SERIES  2000-1 SUPPLEMENT TO THE  POOLING  AND
SERVICING AGREEMENT REFERRED TO HEREIN.

          IN  ADDITION,  NO  RESALE  OR  OTHER
TRANSFER  OF THIS CERTIFICATE OR ANY  INTEREST
THEREIN  SHALL BE PERMITTED UNLESS IMMEDIATELY
AFTER  GIVING EFFECT TO SUCH RESALE  OR  OTHER
TRANSFER,  THERE  WOULD  BE  FEWER  THAN   100
CERTIFICATEHOLDERS.

          THE  PRINCIPAL OF THIS VARIABLE BASE
CERTIFICATE   IS  PAYABLE,  SUBJECT   TO   THE
AVAILABILITY  OF FUNDS THEREFOR,  PURSUANT  TO
ARTICLE IV AND ARTICLE VI OF THE SERIES 2000-1
SUPPLEMENT   TO  THE  POOLING  AND   SERVICING
AGREEMENT  REFERRED TO HEREIN.  THE  PRINCIPAL
AMOUNT  HEREOF  IS  SUBJECT  TO  INCREASE   AS
INCREASES  ARE  FUNDED BY  THE  HOLDER  HEREOF
PURSUANT  TO SECTION 6.1 OF THE SERIES  2000-1
SUPPLEMENT   TO  THE  POOLING  AND   SERVICING
AGREEMENT  REFERRED  TO HEREIN.   THE  MAXIMUM
PRINCIPAL  AMOUNT HEREOF WILL  BE  THE  AMOUNT
SPECIFIED  AS THE MAXIMUM PORTION OF  THE  VBC
INVESTED AMOUNT THAT MAY BE REPRESENTED HEREBY
ON THE FACE OF THIS VARIABLE BASE CERTIFICATE.
THE   OUTSTANDING  PRINCIPAL  AMOUNT  OF  THIS
VARIABLE BASE CERTIFICATE AT ANY TIME  MAY  BE
LESS THAN THE MAXIMUM PRINCIPAL AMOUNT HEREOF,
AND  THE  PORTION  OF THE VBC INVESTED  AMOUNT
REPRESENTED  HEREBY (WHICH AMOUNT IS  RELEVANT
FOR DETERMINING THE AMOUNT OF COLLECTIONS THAT
WILL BE ALLOCABLE TO MAKE PAYMENTS OF INTEREST
ACCRUED HEREON OR PRINCIPAL HEREOF) MAY AT ANY
TIME BE LESS THAN THE PRINCIPAL AMOUNT HEREOF.

          THIS  VARIABLE  BASE CERTIFICATE  IS
NOT  AN OBLIGATION OF, AND WILL NOT BE INSURED
OR  GUARANTEED  BY,  ANY GOVERNMENTAL  AGENCY,
GOTTSCHALKS    INC.,    GOTTSCHALKS     CREDIT
RECEIVABLES CORPORATION, THE TRUSTEE OR ANY OF
THEIR RESPECTIVE AFFILIATES.  INTEREST ACCRUED
ON   AND  PRINCIPAL  OF  THIS  VARIABLE   BASE
CERTIFICATE  ARE PAYABLE SOLELY  FROM  AMOUNTS
DEPOSITED   IN  THE  COLLECTION  ACCOUNT   AND
ALLOCABLE FOR SUCH PURPOSES IN ACCORDANCE WITH
THE  POOLING AND SERVICING AGREEMENT  REFERRED
TO  HEREIN  AND  THE SERIES 2000-1  SUPPLEMENT
THERETO."

          (b)  No transfer of any Variable Base
Certificates shall be made unless such  resale
or   transfer  is  made  (i)  pursuant  to  an
effective  registration  statement  under  the
1933 Act, (ii) in a transaction (other than  a
transaction in clause (iv) below) exempt  from
the  registration requirements of the 1933 Act
and  applicable  state and foreign  securities
laws,  (iii)  to the Depositor or  (iv)  to  a
Person  who  the transferor of  such  Variable
Base  Certificate  reasonably  believes  is  a
qualified   institutional  buyer  within   the
meaning  of Rule 144A under the 1933  Act  and
that   is  aware  that  the  resale  or  other
transfer  is  being made in reliance  on  Rule
144A   or   to  an  institutional  "accredited
investor"  as defined in Rule 501(a)(1),  (2),
(3)   or   (7)   under  the   1933   Act   (an
"Institutional Accredited Investor").  In  the
event  that  a  transfer  is  to  be  made  as
described  in  clause (ii)  of  the  preceding
sentence,  the  prospective  transferee  shall
deliver or cause to be delivered an Opinion of
Counsel in form and substance satisfactory  to
the  Trustee and the Depositor to  the  effect
that   such  transfer  may  be  made   without
registration  under  the  1933  Act   or   any
applicable  state or foreign securities  laws.
In  the event that a transfer is to be made to
an   Institutional  Accredited   Investor   as
described  in clause (iv) or in a  transaction
as described in clause (ii), the Trustee shall
require   that   the  transferee   execute   a
representation  letter acceptable  to  and  in
form and substance satisfactory to the Trustee
(provided that the form attached as Exhibit  C
or  Exhibit D, as applicable, shall be  deemed
acceptable  if  it is completed  in  a  manner
acceptable to the Trustee) certifying  to  the
Trustee  the facts surrounding such  transfer,
which  representation letter shall not  be  at
the  expense of the Trustee, the Depositor  or
the Servicer.  In the case of a transfer under
either  clause (ii) or clause (iv), the Holder
of  a  Variable Base Certificate  desiring  to
effect  such  transfer shall, and does  hereby
agree to, indemnify the Trustee, the Depositor
and  the  Servicer against any liability  that
may result if the transfer is not so exempt or
is  not  made in accordance with the 1933  Act
and  such  state and foreign securities  laws.
Neither  the Depositor, the Servicer  nor  the
Trustee  is  under any obligation to  register
any  Variable Base Certificates under the 1933
Act   or   any  applicable  state  or  foreign
securities  laws.  Prospective  purchasers  of
Variable Base Certificates are hereby notified
that   the   seller  of  any   Variable   Base
Certificate may be relying on the exemption from the registration requirements of Section
5 of the Act provided by Rule 144A under the Act.

(c)  Variable Base Certificates or beneficial
interests therein may not be transferred
unless the Trustee has received a certificate
to the effect that if the transferee is a
partnership, grantor trust or S corporation
for federal income tax purposes (a
"Flow-Through Entity"), any Variable Base
Certificates owned by such Flow-Through Entity
will represent less than 50% of the value of
all the assets owned by such Flow-Through
Entity and no special allocation of income,
gain, loss, deduction or credit from such
Variable Base Certificates will be made among
the beneficial owners of such Flow-Through
Entity.
(d)  No Variable Base Certificate or
beneficial interest therein may be transferred
to a transferee (other than the initial VBC
Holder) who is an employee benefit plan, trust
or account, subject to ERISA, or subject to
Section 4975 of the Code, or a governmental
plan defined in Section 3(32) of ERISA or
Section 414(d) of the Code subject to any
federal, state or local law which is, to a
material extent, similar to the foregoing
provisions of ERISA or the Code, or to an
entity, including an insurance company
separate account or an insurance company
general account if the assets in any such
accounts constitute "Plan Assets" for the
purposes of regulation Section 2510-3101 of
ERISA whose underlying assets include Benefit
Plan assets by reason of a Benefit Plan's
investment in the entity.  Unless the Trustee
shall have received a certificate from the
transferee (other than the initial VBC Holder)
making the representations with respect to
such ERISA matters set forth in Exhibit C
hereto, the Trustee shall not permit a
transfer of Variable Base Certificates to such
transferee.
(e)  No Variable Base Certificate or
beneficial interest therein may be transferred
to any person as to which the Trustee has not
received written notice from the Depositor
that the Depositor is, in its sole discretion,
satisfied that such person is sufficiently
capitalized and otherwise demonstrably capable
of satisfying the obligations of a VBC Holder
with respect to advancing funds to the Trust
in connection with any Increase as and when
required pursuant to this Supplement.
(f)  The Depositor shall, whenever the Trust
is not subject to Section 13 or 15(d) of the
Exchange Act, make available, upon request, to
any holder of such Variable Base Certificates
in connection with any sale thereof and any
prospective purchaser of Variable Base
Certificates from such holder the information
specified in Rule 144A(d)(4) under the 1933
Act.
(g)  In addition, no resale or other transfer
of the Variable Base Certificates or any
interest therein shall be permitted unless
immediately after giving effect to such resale
or other transfer, there would be fewer than
100 VBC Holders.  The Trustee will not
register the transfer of any Certificate
unless it has received an opinion of counsel
reasonably satisfactory to it and to the
Servicer to the effect that the foregoing
condition has been satisfied.
(h)  Prior to due presentation of a Variable
Base Certificate for registration of transfer,
the Trustee and any of its agents may treat
the Person in whose name any Certificate is
registered as the owner of such Certificate
for the purpose of receiving distributions and
for all other purposes whatsoever, and neither
the Trustee, nor any of its agents shall be
affected by any notice to the contrary.
(i)  The Trustee may conclusively rely and
shall be fully protected in acting upon any
certificate or investment representation
letter delivered to it under this Article VI
or under Article VI of the Agreement.
          Section 6.4.   The Exchangeable Certificate.
In   connection  with  the  issuance  of   the
Variable  Base Certificates, the Trustee  will
cancel the Exchangeable Certificate issued  on
the  Series  1999-1 Closing Date and  issue  a
single new Exchangeable Certificate issued  in
definitive    registered    form,    executed,
authenticated  and delivered  as  provided  in
Section 6.02 of the Agreement, evidencing the entire Depositor Interest as the same has been reduced by the interests evidenced by the Variable Funding Certificates.

                  Article VII

 Early Amortization Events; Servicer Defaults;
              Merger of Servicer

          Section 7.1.   Additional Early Amortization
Events.   If any one or more of the  following
events shall occur:

               (a)    an   Early  Amortization
          Event as defined in the Series 1999-
          1 Supplement occurs; or

               (b)  failure on the part of the
          Depositor (i) to make any payment or
          deposit required to be made  by  the
          Depositor  by the terms of  (A)  the
          Agreement   or   (B)   this   Series
          Supplement,  within  five   Business
          Days   of  Depositor's  receipt   of
          written notice of such nonpayment or
          (ii)  duly to observe or perform  in
          any  material respect any  covenants
          or  agreements of the Depositor  set
          forth  in  the  Agreement  or   this
          Series Supplement, which failure  to
          observe  or  perform has a  material
          adverse  effect on the  VBC  Holders
          and which continues unremedied for a
          period  of 60 days after the earlier
          of  (A)  the date the Depositor  has
          knowledge thereof and (B)  the  date
          on  which  written  notice  of  such
          failure,  requiring the same  to  be
          remedied, shall have been  given  to
          the Depositor by the Trustee, or  to
          the Depositor and the Trustee by the
          VBC  Holders representing more  than
          50%  of the VBC Invested Amount, and
          continues  to affect materially  and
          adversely the interests of  the  VBC
          Holders for such period; or

               (c)  the VBC Invested Amount is
          not reduced to zero on or before the
          related  Expected Final Distribution
          Date  (as the same has been extended
          or  reextended pursuant  to  Section
          6.2   hereof),  or  any   Controlled
          Amortization   Amount,    Commitment
          Termination  Payment  or   Mandatory
          Prepayment is not paid in full  when
          due; or

               (d)    any  representation   or
          warranty  made by the  Depositor  in
          the   Agreement   or   this   Series
          Supplement,   or   any   information
          contained  in  a  computer  file  or
          microfiche  list  or  written   list
          required  to  be  delivered  by  the
          Depositor pursuant to Section  2.01,
          2.06  or 2.08 of the Agreement,  (i)
          shall  prove to have been  incorrect
          in any material respect when made or
          when  delivered, which continues  to
          be incorrect in any material respect
          for  a  period of 60 days after  the
          earlier   of   (A)  the   date   the
          Depositor has knowledge thereof  and
          (B) the date on which written notice
          of  such failure, requiring the same
          to  be  remedied,  shall  have  been
          given   to  the  Depositor  by   the
          Trustee, or to the Depositor and the
          Trustee    by   the   VBC    Holders
          representing more than  50%  of  the
          VBC  Invested Amount, and (ii) as  a
          result of which the interests of the
          VBC   Holders  are  materially   and
          adversely  affected and continue  to
          be materially and adversely affected
          for  such period; provided, however,
          that  an  Early  Amortization  Event
          pursuant  to  this  Section   7.1(d)
          shall not be deemed to have occurred
          hereunder if such Early Amortization
          Event  related to the  breach  of  a
          representation or warranty that  may
          be  cured  by  reassignment  of  the
          affected  Receivables  pursuant   to
          Section   2.03  or   2.04   of   the
          Agreement  and if the Depositor  has
          accepted    reassignment    of    or
          repurchased the related Receivables,
          or   all  of  such  Receivables,  if
          applicable,  during such  period  in
          accordance  with the  provisions  of
          the Agreement; or

               (e)    the   sum  of  (A)   the
          Exchangeable Holder's Interest  plus
          (B)  the Principal Receivables  that
          are Eligible Past Due Receivables is
          reduced     below    the    Required
          Exchangeable Certificate Amount; or

               (f)  taken as an average of the
          relevant calculation for each of the
          three preceding calendar months:

                    (i)   the Portfolio  Yield
               is less than 12.0%;

                    (ii)   the  Default   Rate
               exceeds 10.0%;

                    (iii)        the    Excess
               Spread is less than 1.0%;

                    (iv)  the Delinquency Rate
               exceeds 3.00%; or

                    (v)   the  Monthly Payment
               Rate is less than 17.5%;

               (g)  the rating of the Variable
          Base  Certificates is  withdrawn  or
          downgraded below BBB.

          then,  in the case of any such event
described in this Section 7.1, subject to applicable law, an Early Amortization Event shall occur without any notice or other action on the part of the Trustee or the VBC Holders
(except as otherwise provided in any such subsection), immediately upon the occurrence of such event.

          Section 7.2.   Waiver.  Notwithstanding the
declaration   or  occurrence   of   an   Early
Amortization   Period,   the    VBC    Holders
representing more than 50% of the VBC Invested
Amount  may, by written notice to the Trustee,
waive  such  Early Amortization  Event.   Such
waiver  shall be binding upon all VBC  Holders
and   the   other  parties  to   this   Series
Supplement.  In the case of such a waiver, all
parties hereto and all such VBC Holders  shall
be  restored  to  their former  positions  and
rights   hereunder   and   any   such    Early
Amortization Period shall be deemed not to be continuing; provided, however, this Section
7.2 shall not apply in the case that a Servicer Default described in clause (a) or
(d)   of  Section  7.3  results  in  an  Early
Amortization  Event of the type  described  in
Section 9.01(c) of the Agreement.

          Section 7.3.   Additional Servicer Defaults.
If any one of the following events shall occur
and   be   continuing  with  respect  to   the
Servicer,  it  shall  be  deemed  a   Servicer
Default, subject to the provisions of  Section
10.01 of the Agreement:

               (a)  the replacement for any reason of
          Gottschalks as the Servicer; provided,
          however, a Servicer Default shall not be deemed to have occurred if (i) such Successor
          Servicer, immediately after giving effect to such transaction, has a financial condition, taking into account such elements as (1) liquidity, (2) leverage position and (3) net worth, equal to or stronger than Gottschalks, and (ii) such Servicer has been appointed with Consent of Certificateholders, such consent not to be unreasonably withheld in accordance with Section 8.04 of the Agreement; or

(b)  the Servicer shall have received a
qualified opinion from its Independent
Certified Public Accountants arising from the discovery of an accounting irregularity.
               (c)   the  Servicer's  Adjusted
          Net Worth, determined on any day  in
          accordance  with generally  accepted
          accounting principles shall be  less
          than  the greater of I) $70  million
          or (ii) the amount stipulated in the
          Servicer's line of credit  agreement
          with Congress Financial Corporation,
          Western (or any replacement line  of
          credit).

               (d)   a  final judgment, claim,
          suit,   or  fine  shall  have   been
          entered  against, or a nonappealable
          fine   imposed  upon,  the  Servicer
          which  creates a liability  of  more
          than $1,000,000 in excess of insured
          amounts and has not been stayed  (by
          appeal   or   otherwise),   vacated,
          discharged  or  otherwise  satisfied
          within 60 calendar days of the entry
          of such final judgment.

               (e)    Gottschalks   fails   to
          maintain a credit facility equal  to
          or  greater than the lesser  of  (i)
          $80 million or (ii) $95 million less
          any amounts raised subsequent to the
          Series  1999-1 Closing Date pursuant
          to    any    offerings   of   equity
          securities    or    offerings     of
          subordinated  debt  whose   maturity
          extends beyond the Distribution Date
          in August 2004.

               (f)    Jim  Famalette  (i)  has
          become   deceased,  (ii)  has   been
          rendered unable to work for a period
          of six consecutive months, (iii) has
          resigned  from Gottschalks  or  (iv)
          has  otherwise  ceased  working  for
          Gottschalks   and   has   not   been
          replaced within 150 days (after  the
          initial  instance described in  (i),
          (ii),  (iii) or (iv) above)  with  a
          replacement  which is acceptable  to
          the  VBC  Holders holding more  than
          50%   of  the  VBC  Invested  Amount
          (whose   acceptance  will   not   be
          unreasonably withheld).

          Section 7.4.   Merger or Consolidation of, or
Assumption   of,   the  Obligations   of   the
Servicer.   The Servicer shall not consolidate
with  or merge into any other entity or convey
or   transfer   its  properties   and   assets
substantially as an entirety to any Person, unless the requirements of Section 8.04 of the Agreement are satisfied and:

               (a)  immediately after giving effect to such
          transaction, the financial condition of the Servicer, taking into account such elements as
          (i) liquidity, (ii) leverage position and
          (iii) net worth shall be equal to or stronger than Gottschalks; and

(b)  the Servicer shall have obtained the
consent of VBC Holders representing more than 50% of the VBC Invested Amount (not to be unreasonably withheld in the event the Rating
Agency Condition shall have been satisfied).

                 Article VIII

              Optional Repurchase

          Section 8.1.   Optional Repurchase.  Subject
to  other provisions of this Section  8.1,  on
any  Distribution  Date  occurring  after  the
termination  of  the Revolving  Period  on  or
after  which the Adjusted Invested  Amount  of
the  Variable Base Certificates is reduced  to
an  amount  less than or equal to 10%  of  the
Series  2000-1  Maximum Invested  Amount,  the
Servicer shall have the option to purchase the
entire amount of, but not less than the entire
amount  of,  the Receivables,  at  a  purchase
price   equal  to  the  sum  of  the  Optional
Purchase  Prices specified in each  Supplement
for  such  Distribution  Date.   The  Servicer
hereby  agrees  not to exercise  its  purchase
option  under  this  Section  8.1  unless   it
concurrently  exercises each similar  purchase
option  specified  in each  other  outstanding
Supplement.   In addition, the  Servicer  will
not   be  entitled  to  exercise  any  similar
purchase option under any other Supplement unless it concurrently exercises the purchase option under this Section 8.1.

          The   Depositor   shall   give   the
Servicer  and  the Trustee at least  ten  (10)
days' prior written notice of the Distribution
Date   on  which  the  Depositor  intends   to
exercise such purchase option.  Not later than
12:00  noon,  New  York  City  time,  on  such
Distribution  Date the Servicer shall  deposit
the   Optional   Purchase   Price   into   the
Collection  Account  in immediately  available
funds.   Such  purchase option is  subject  to
payment  in  full  of  the  Optional  Purchase
Price.   The portion of the Optional  Purchase
Price   allocable   to   the   Variable   Base
Certificates shall be distributed as set forth in Article IV hereof.

                  Article IX

              Final Distributions

          Section 9.1.   Final Distributions.

          (a)  The amount to be deposited into the
Collection  Account  by  the  Depositor   with
respect  to the purchase of the Variable  Base
Certificates pursuant to Section 2.03  of  the
Agreement  shall  equal the Optional  Purchase
Price  as  of  the  first  Distribution   Date
following  the Collection Period in which  the
obligation  arises under the  Agreement.   The
Optional  Purchase  Price deposited  into  the
Collection  Account pursuant to  this  Section
9.1  or  Section 8.1 of this Series Supplement
and  allocated  to  Series  2000-1,  shall  be
applied   by   the  Trustee  at  the   written
direction  of the Servicer (i.e. as set  forth
in the Distribution Date Statement and below),
not  later than 2:00 p.m., New York City time,
on the Distribution Date on which such amounts
are  deposited, provided that if such  deposit
is  not made prior to 1:00 p.m., New York City
time,  the  Trustee shall not be  required  to
make  such  applications until  the  following
Business Day (or, in either case, if such date
is not a Distribution Date, on the immediately
following  Distribution Date).   The  Optional
Purchase  Price  shall  be  applied  on   such
Distribution Date to pay the following amounts
in  the  following order of priority: (i)  all
accrued   and  unpaid  VBC  Monthly  Interest,
Commitment    Fees,    Breakage    Fees    and
Administrative   Fees   (together   with   any
Carryover  Interest and Carryover  Commitment,
Breakage and Administrative Fees) and (ii) the
VBC  Principal  Balance on  such  Distribution
Date.

          (b)  Termination Proceeds deposited into the
Collection   Account   pursuant   to   Section
12.02(c)  of  the Agreement and  allocated  to
Series  2000-1 and the Certificates, shall  be
applied   by   the  Trustee  at  the   written
direction  of the Servicer (i.e. as set  forth
in the Distribution Date Statement and below),
not  later than 2:00 p.m., New York City time,
on the Distribution Date on which such amounts
are  deposited, provided that if such  deposit
is  not made prior to 1:00 p.m., New York City
time,  the  Trustee shall not be  required  to
make  such  applications until  the  following
Business Day (or, in either case, if such date
of distribution is not a Distribution Date, on
the  immediately following Distribution Date).
Termination Proceeds shall be applied  to  pay
the  following amounts in the following  order
of  priority: (i) all accrued and  unpaid  VBC
Monthly  Interest, Commitment  Fees,  Breakage
Fees  and  Administrative Fees (together  with
any    Carryover   Interest   and    Carryover
Commitment, Breakage and Administrative Fees) and (ii) the VBC Principal Balance.

          (c)  Trust Liquidation Proceeds deposited into
the  Collection  Account pursuant  to  Section
9.02(c)  of  the  Agreement and  allocated  to
Series  2000-1 shall be applied by the Trustee
at the written direction of the Servicer (i.e.
as   set   forth  in  the  Distribution   Date
Statement  and  below), not  later  than  2:00
p.m.,  New York City time, on the Distribution
Date  on  which  such amounts  are  deposited,
provided  that  if such deposit  is  not  made
prior  to  1:00 p.m., New York City time,  the
Trustee  shall not be required  to  make  such
applications until the following Business  Day
(or,   in   either  case,  if  such  date   of
distribution  is not a Distribution  Date,  on
the  immediately following Distribution Date).
Trust Liquidation Proceeds shall be applied to
pay  the  following amounts in  the  following
order  of priority: (i) all accrued and unpaid
VBC   Monthly   Interest,   Commitment   Fees,
Breakage   Fees   and   Administrative    Fees
(together  with  any  Carryover  Interest  and
Carryover     Commitment,     Breakage     and
Administrative   Fees)  and   (ii)   the   VBC
Principal Balance.

(d) Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, any distribution made pursuant to this Section 9.1 shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to the Certificates.
Any such final distribution shall be made no later than the Distribution Date in August
2006.
(e)  Notwithstanding Section 12.02 of the
Agreement, no Certificateholder shall be required to surrender its Investor
Certificate(s) in order to receive its final distribution under the Agreement and this Series Supplement.
                   Article X

           Miscellaneous Provisions

          Section 10.1.  Ratification of Agreement. As
amended   and  supplemented  by  this   Series
Supplement, the Agreement is ratified and confirmed and the Agreement as so amended and supplemented by this Series Supplement, shall be read, taken and construed as one and the same instrument.

          Section 10.2.  Counterparts. This Series
Supplement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          Section 10.3.  Governing Law. THIS SERIES
SUPPLEMENT  SHALL BE CONSTRUED  IN  ACCORDANCE
WITH  THE  LAWS  OF  THE STATE  OF  NEW  YORK,
WITHOUT  REFERENCE  TO ITS  CONFLICTS  OF  LAW
PROVISIONS,  AND THE OBLIGATIONS,  RIGHTS  AND
REMEDIES  OF  THE PARTIES HEREUNDER  SHALL  BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.4.  Rating Agency Notice. No
amendment or waiver with respect to any  Early
Amortization Event shall be effective until such time as the Rating Agency has consented to such waiver.





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          IN WITNESS WHEREOF, the Depositor,
the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, as
Depositor



By:  /s/ Michael Geele
     -----------------------------------------
Title:    President/CEO



GOTTSCHALKS INC., as Servicer



By:       /s/ James Famalette
     ----------------------------------------
Title:    President/CEO



BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee



By:  /s/ Franco B. Talavera
     ---------------------------------------
Title:    Assistant Vice President